Page 1

                   SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549


                               FORM  8 - K

                             CURRENT REPORT

                 Pursuant to Section 13 or 15(d) of the
                     Securities Exchange Act of 1934


Date of Report (Date of earliest event
reported): October 28, 1999

                       WESTAMERICA BANCORPORATION
              ---------------------------------------------
          (Exact name of registrant as specified in its charter)


CALIFORNIA                      1-9383              94-2156203
-----------                     -----------         --------------
(State or other jurisdiction    (Commission         (IRS Employer
of incorporation)               File Number)        Identification No.)


                1108 FIFTH AVENUE, SAN RAFAEL, CALIFORNIA 94901
           -----------------------------------------------------------
                (Address of principal executive offices)  (Zip Code)



                             (415) 257-8000
                  ------------------------------------
          (Registrant's telephone number, including area code)


Item 5. Other Events

     As a precaution to ensure that it
continues to be able to take appropriate action to protect the interests of Westamerica Bancorporation ("Westamerica" or
"Company") and its shareholders,
Westamerica's Board of Directors approved the amendment of its existing Shareholder Rights
Plan on October 28, 1999, to become effective
November 19, 1999, to update the existing plan and extend its maturity until December 31, 2004. The new amended plan is very similar in purpose and effect to the plan as it existed prior to amendment. It would help the Board to maximize shareholder value in the event of a change of control of Westamerica and otherwise to resist actions that the Board considers likely to injure
Westamerica or its shareholders. The
Shareholder Rights Plan as amended and
restated is referred to herein as  the "1999
Rights Agreement."  A form of the 1999 Rights
Agreement is attached hereto and filed
herewith as Exhibit 99 below.

     In addition to extending the maturity
date of the plan an additional five years, the other material changes to be reflected in the 1999 Rights Agreement include: (1) an increase in the exercise price to $75; (2) a decrease in the redemption price of each Right to $.001; (3) a reduction of the amount of securities required to be acquired for a person or entity to become an "Acquiring Person", thus triggering the shareholders' rights, from 15% to 10%; and
(4) the replacement of ChaseMellon
Shareholder Services, LLC (successor in
interest to Chemical Trust Company of
California) with Harris Trust and Savings
Bank as the Rights Agent. Other, immaterial amendments related to notice provisions or updating certain definitions within the 1999
Rights Agreement will also be made.

Item 7. Financial Statements and Exhibits

     (c)  Exhibit. The following is furnished
in accordance with the provisions of Item 601 of Regulation S-K.

     Exhibit 99.  Form of Amended and
            Restated Rights Agreement dated
            as of November 19, 1999 between
            Westamerica Bancorporation and
            Harris Trust and Savings Bank,
            which includes as Exhibit A the
            form of Rights Certificate.



                                SIGNATURE

     Pursuant to the requirements of the
Securities Exchange Act of 1934, the
registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               WESTAMERICA
                             BANCORPORATION
                              (Registrant)


Date: ___________________, 1999      By:  /s/ DAVID L. PAYNE
                                          -----------------
                                     David L. Payne,
                                     Chairman of the Board,
                                     Chief Executive Officer and President


                              EXHIBIT INDEX

EXHIBIT 99.    Form of Amended and Restated
          Rights Agreement dated as of
          November 19, 1999 between
          Westamerica Bancorporation and
          Harris Trust and Savings Bank,
          which includes as Exhibit A the
          form of Rights Certificate.




EXHIBIT 99:

                       Westamerica Bancorporation


                                   and


                      Harris Trust and Savings Bank


                             as Rights Agent







                 Amended and Restated Shareholder Rights
                                Agreement



                      Dated as of November 19, 1999




                            TABLE OF CONTENTS

Section
Section 1.  Certain Definitions
Section 2.  Appointment of Rights Agent
Section 3.  Issue of Rights Certificates
Section 4.  Form of Rights Certificates
Section 5.  Countersignature and Registration
Section 6.  Transfer, Split Up, Combination and Exchange of Rights
            Certificates; Mutilated, Destroyed, Lost or Stolen
            Rights Certificates
Section 7.  Exercise of Rights; Purchase Price; Expiration Date of Rights
Section 8.  Cancellation and Destruction of Rights Certificates                9
Section 9.  Reservation and Availability of Common Stock
Section 10. Common Stock Record Date
Section 11. Adjustment of Purchase Price, Number and Kind
            of Shares or Number of Rights
Section 12. Certificate of Adjusted Purchase Price or Number of Shares
Section 13. Consolidation, Merger or Sale or Transfer of Assets or Earning Power
Section 14. Additional Covenants
Section 15. Fractional Rights and Fractional Shares
Section 16. Rights of Action
Section 17. Agreement of Rights Holders
Section 18. Rights Certificate Holder Not Deemed a Stockholder
Section 19. Concerning the Rights Agent
Section 20. Merger or Consolidation or Change of Name of Rights Agent
Section 21. Duties of Rights Agent
Section 22. Change of Rights Agent
Section 23. Issuance of New Rights Certificates
Section 24. Redemption, Termination and Exchange
Section 25. Notice of Certain Events
Section 26. Notices
Section 27. Supplements and Amendments
Section 28. Determination and Actions by the Board of Directors, etc.
Section 29. Successors
Section 30. Benefits of this Agreement
Section 31. Severability
Section 32. Governing Law
Section 33. Counterparts
Section 34. Descriptive Headings
Exhibit A -- Form of Rights Certificate
Exhibit B -- Amended and Restated Summary of Rights to Purchase Common Stock


                 AMENDED AND RESTATED SHAREHOLDER RIGHTS
                                AGREEMENT


     This Amended and Restated Shareholder
Rights Agreement dated as of November 19,
1999, between Westamerica Bancorporation, a
California corporation (the "Company") and
Harris Trust and Savings Bank, an Illinois corporation (the "Rights Agent").

                          W I T N E S S E T H:

     WHEREAS, the Company and Bank of
America, NT&SA (the "Original Rights Agent") entered into a Rights Agreement dated as of December 18, 1986 (the "Original Rights
Agreement") in connection with which the Company authorized and declared a dividend distribution of one right for each share of common stock, no par value, of the Company outstanding on January 20, 1987 (the "Record
Date") (as subsequently adjusted for stock splits on May 15, 1987 and February 25, 1998,
"Common Stock"), and contemplates the
issuance of one right (subject to adjustment) for each share of Common Stock issued between the Record Date and the earlier of the Distribution Date and the Expiration Date (as such terms are hereafter defined), each right representing the right to purchase one share of Common Stock (as adjusted) upon the terms and subject to the conditions set forth in the Original Rights Agreement (such rights, as their terms are hereinafter amended, being hereinafter referred to as the "Rights"); and

     WHEREAS, Section 27 of the Original
Rights Agreement provides that the Company and the Original Rights Agent may amend the Original Rights Agreement without approval of any holders of Rights Certificates, prior to the Distribution Date (as such term is defined in Section 3(a) thereof), in order to change or supplement the provisions thereunder as the Company deems necessary and desirable; and

     WHEREAS, the Original Rights Agreement
was amended and restated on September 28, 1989 by the Company and the Original Rights
Agent (the "Restated Rights Agreement"); and

     WHEREAS, pursuant to an Appointment and
Acceptance Agreement dated May 25, 1992
between the Company and Chemical Trust
Company of California (the "Successor Rights
Agent"), the Original Rights Agent was
replaced by the Successor Rights Agent to act as rights agent in accordance with the terms and conditions of the Restated Rights
Agreement; and

     WHEREAS, the Restated Rights Agreement
was subsequently amended as of March 23, 1995 by the Company and the Successor Rights Agent
(the "Amended and Restated Rights
Agreement"); and

     WHEREAS, pursuant to an Appointment and
Acceptance Agreement dated November 19, 1999 between the Company and Harris Trust and Savings Bank, the Rights Agent succeeded the
Successor Rights Agent and became the Rights
Agent hereunder; and

     WHEREAS, Section 27 of the Amended and
Restated Rights Agreement provides that the Company and the Rights Agent may amend the Restated Rights Agreement without approval of any holders of Rights Certificates, prior to the Distribution Date (as such term is defined in Section 3(a) thereof), in order to change or supplement the provisions thereunder as the Company deems necessary and desirable; and

     WHEREAS, the Company deems it desirable
to amend and supplement the Amended and
Restated Rights Agreement, in accordance with such section and directs the Rights Agent to do so;

     NOW, THEREFORE, the Amended and Restated
Rights Agreement is hereby amended and
restated to read, from and after the date hereof, in its entirety as set forth below
(the "1999 Rights Agreement" or "this
Agreement"):

               Section 1.   Certain Definitions.
                            -------------------
For purposes of this Agreement, the following terms have the meanings indicated:

     (a) "Acquiring Person" shall mean any Person (as such term is hereinafter defined) who or which, together with all Affiliates (as such term is hereinafter defined) and Associates (as such term is hereinafter defined) of such Person, without the prior approval of the Company, shall be the Beneficial Owner (as such term is hereinafter defined) of securities representing 10% or more of the Voting Power (as such term is hereinafter defined) or who was such a Beneficial Owner at any time after the date hereof, whether or not such Person continues to be the Beneficial Owner of securities representing 10% or more of the Voting Power, provided, however, that in no event shall a Person who or which, together with all Affiliates and Associates of such Person, is the Beneficial Owner of less than 10% of the Company's outstanding shares of Common Stock become an Acquiring Person solely as a result of a reduction of the number of shares of outstanding Common Stock, including repurchases of outstanding shares of Common Stock by the Company, which reduction increases the percentage of outstanding shares of Common Stock beneficially owned by such Person (provided that any subsequent increase in the amount of Voting Power beneficially owned by such Person, together with all Affiliates and Associates of such Person, without the prior approval of the Board of Directors of the Company shall cause such Person to be an Acquiring Person), and provided further that Acquiring Person shall not mean (i) any Person, not otherwise an Acquiring Person, who has purchased all shares validly tendered pursuant to a Permitted Offer (as such term is defined in Section 11(a)(ii)) made by such Person or (ii) the Company, any subsidiary of the Company (as such term is hereinafter defined), any employee benefit plan of the Company or any of its subsidiaries or any entity holding securities of the Company organized, appointed or established by the Company or any of its subsidiaries for or pursuant to the terms of any such plan.

     (b) "Affiliate" and "Associate" shall have the respective meanings ascribed to such terms in Rule 12b-2 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as in effect on the date of this Agreement.

     (c) A Person shall be deemed the "Beneficial Owner" of, and shall be deemed to "beneficially own," any securities:

         (i) which such Person or any of such Person's Affiliates or Associates beneficially owns, directly or indirectly;

        (ii) which such Person or any of such Person's Affiliates or Associates has (A) the right or obligation to acquire (whether such right or obligation is exercisable or effective immediately or only after the passage of time) pursuant to any agreement, arrangement or understanding (whether or not in writing) or upon the exercise of conversion rights, exchange rights, rights (other than these Rights), warrants or options, or otherwise; provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," securities tendered pursuant to a tender or exchange offer made by such Person or any of such Person's Affiliates or Associates until such tendered securities are accepted for purchase or exchange; or (B) the right to vote pursuant to any agreement, arrangement or understanding (whether or not in writing); provided, however, that a Person shall not be deemed the "Beneficial Owner" of, or to "beneficially own," any security under this clause (B) if the agreement, arrangement or understanding to vote such security (1) arises solely from a revocable proxy given in response to a public proxy or consent solicitation made pursuant to, and in accordance with, the applicable rules and regulations of the Exchange Act and
   (2) is not also then reportable by such Person on Schedule 13D under the Exchange Act (or any comparable or successor report); or

          (iii) which are beneficially owned, directly or indirectly, by any other Person (or any Affiliate or Associate thereof) with which such Person or any of such Person's Affiliates or Associates has any agreement, arrangement or understanding (whether or not in writing) (other than customary agreements with and between underwriters and selling group members with respect to a bona fide public offering of securities), or with which such Person or any of such Person's
   Affiliates have otherwise formed a group, for the purpose of acquiring, holding, voting (except pursuant to a revocable proxy as described in clause (B) of subparagraph (ii) of this paragraph (c)) or disposing of any securities of the Company.

     (d) "Business Day" shall mean any day other than a Saturday, Sunday, or a day on which banking institutions in the State of California or the State of Illinois are authorized or obligated by law or executive order to close.

     (e) "Close of business" on any given date shall mean 5:00 p.m., San Francisco, California time, on such date; provided, however, that if such date is not a Business Day it shall mean 5:00 p.m., San Francisco, California time, on the next succeeding Business Day.

     (f) "Common Stock" shall mean the Common Stock, no par value, of the Company, except that "Common Stock" when used with reference to stock issued by any Person other than the Company shall mean the capital stock with the greatest aggregate voting power, or the equity securities or other equity interest having power to control or direct the management, of such Person or, if such Person is a subsidiary of another Person, of the Person which ultimately controls such first-mentioned Person and which has issued and outstanding such capital stock, equity securities or equity interests.

     (g) "Person" shall mean any individual, firm, corporation, partnership, limited liability company, trust, joint venture, association or other entity.

     (h) "Stock Acquisition Date" shall mean the first date of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such.

     (i) A "subsidiary" of any Person shall mean any corporation or other entity of which a majority of the voting power of the voting equity securities or voting interests is owned, directly or indirectly, by such Person, or which is otherwise controlled by such Person.

     (j) "Voting Power" shall mean the voting power of all securities of the Company then outstanding generally entitled to vote for the election of directors of the Company.

               Section 2.   Appointment of Rights Agent.
                            ---------------------------
The Company hereby appoints the Rights Agent to act as agent for the Company and the holders of the Rights (who, in accordance with Section 3 hereof, shall prior to the Distribution Date also be the holders of the Common Stock) in accordance with the terms and conditions hereof, and the Rights Agent hereby accepts such appointment. The Company may from time to time appoint such Co-Rights
Agents as it may deem necessary or desirable.
In the event the Company appoints one or more
Co-Rights Agents, the respective duties of the Rights Agents and any Co-Rights Agents shall be as the Company shall determine.

               Section 3.    Issue of Rights Certificates.
                             ----------------------------
     (a) Until the earlier of (i) the Stock Acquisition Date or (ii) the tenth day after the date of the commencement of, or first public announcement of the intent of any Person (other than the Company, any subsidiary of the Company, or any employee benefit plan of the Company or any of its subsidiaries) to commence (which intention to commence remains in effect for five Business Days after such announcement), a tender or exchange offer which would result in such Person becoming an Acquiring Person, unless such date is extended by the Board of Director's of the Company (but no later than the Stock Acquisition Date) (the earlier of such dates being herein referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of paragraph (b) of this Section 3) by the certificates for Common Stock registered in the names of the holders of the Common Stock (which certificates for Common Stock shall be deemed also to be certificates for Rights) and not by separate certificates, and (y) the Rights (and the right to receive certificates therefor) will be transferable only in connection with the transfer of the underlying shares of Common Stock.
As soon as practicable after the Distribution Date, the Rights Agent will send, at the expense of the Company, by first-class, insured, postage prepaid mail, to each record holder of the Common Stock as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a certificate for Rights, in substantially the form of Exhibit A hereto (the "Rights Certificates"), evidencing one Right for each share of Common Stock so held. As of and after the Distribution Date, the Rights will be evidenced solely by such Rights Certificates.

     With respect to certificates for the
Common Stock outstanding as of the date
hereof, until the Distribution Date (or
earlier redemption, expiration or termination of the Rights), the Rights will be evidenced by such certificates for the Common Stock and the registered holders of the Common Stock shall also be the registered holders of the associated Rights. Until the Distribution
Date (or earlier redemption, expiration or termination of the Rights), the surrender for transfer of any of the certificates for the Common Stock outstanding on the date hereof shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

      (b) Certificates issued for Common Stock (including, without limitation, certificates issued upon transfer or exchange of Common Stock) after the date hereof, but prior to the earlier of the Distribution Date or the Expiration Date (as such term is hereinafter defined), shall be deemed also to be certificates for Rights, and shall have impressed, printed, stamped, written or otherwise affixed onto them the following legend:
          This certificate also evidences and
     entitles the holder hereof to certain
     Rights as set forth in an Amended and
     Restated Shareholder Rights Agreement
     between Westamerica Bancorporation and
     Harris Trust and Savings Bank (the
     "Rights Agent") dated as of November 19,
     1999 (the "1999 Rights Agreement"), the
     terms of which are hereby incorporated
     herein by reference and a copy of which
     is on file at the principal offices of
     Westamerica Bancorporation.  Under
     certain circumstances, as set forth in
     the 1999 Rights Agreement, such Rights
     may be redeemed, may expire, or may be
     evidenced by separate certificates and
     will no longer be evidenced by this
     certificate. Westamerica Bancorporation will mail to the holder of this certificate a copy of the 1999 Rights
     Agreement without charge within five
     days after receipt of a written request
     therefor.  Under certain circumstances,
     Rights issued to Acquiring Persons (as
     defined in the 1999 Rights Agreement) or certain related persons and any subsequent holder of such Rights may become null and void.

With respect to such certificates containing the foregoing legend, until the Distribution
Date (or earlier redemption, expiration or termination of the Rights), the Rights associated with the Common Stock represented by such certificates shall be evidenced by such certificates alone, and the surrender for transfer of any of such certificates shall also constitute the transfer of the Rights associated with the Common Stock represented by such certificate.

                Section 4.   Form of Rights Certificates.
                             ---------------------------
     (a) The Rights Certificates (and the forms of election to purchase shares and of assignment to be printed on the reverse thereof) shall each be substantially in the form set forth in Exhibit A hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Agreement, or as may be required to comply with any applicable law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange or interdealer quotation system on which the Rights may from time to time be listed or traded, or to conform to usage. Subject to the provisions of Section 11 and
Section 23 hereof, the Rights Certificates, whenever distributed, shall be dated as of the Record Date, and on their face shall entitle the holders thereof to purchase such number of shares of Common Stock as shall be set forth therein at the price per share set forth therein (the "Purchase Price"), but the number of such shares and the Purchase Price shall be subject to adjustment as provided herein.

     (b) Any Rights Certificate issued pursuant to Section 3(a) hereof that represents Rights beneficially owned by an Acquiring Person or any Associate or Affiliate thereof and any Rights Certificate issued at any time upon the transfer of any Rights to such an Acquiring Person or any Associate or Affiliate thereof or to any nominee of such Acquiring
Person, Associate or Affiliate, and any Rights Certificate issued pursuant to Section 6 or Section 11 upon transfer, exchange, replacement or adjustment of any other Rights Certificate referred to in this sentence, shall contain the following legend:
          The Rights represented by this
     Rights Certificate were issued to a
     Person who was an Acquiring Person or an Affiliate or an Associate of an Acquiring Person, as such terms are defined in the Rights Agreement. This
     Rights Certificate and the Rights
     represented hereby may become void under the circumstances specified in Section
     7(e) of the Rights Agreement.

The provisions of Section 7(e) of this 1999
Rights Agreement shall be operative whether or not the foregoing legend is contained on any such Rights Certificate.

                Section 5.    Countersignature and Registration.
                              ---------------------------------
The Rights Certificates shall be executed on behalf of the Company by its Chairman of the Board, any Vice Chairman of the Board, any President or any Vice President, either manually or by facsimile signature, and shall have affixed thereto the Company's seal or a facsimile thereof which shall be attested by the Secretary or an Assistant Secretary of the Company, either manually or by facsimile signature. The Rights Certificates shall be countersigned by the Rights Agent, either manually or by facsimile signature, and shall not be valid for any purpose unless so countersigned. In case any officer of the Company who shall have signed any of the Rights Certificates shall cease to be such officer of the Company before countersignature by the Rights Agent and issuance and delivery by the Company, such Rights Certificates, nevertheless, may be countersigned by the Rights Agent, and issued and delivered by the Company with the same force and effect as though the person who signed such Rights Certificates had not ceased to be such officer of the Company; and any Rights Certificates may be signed on behalf of the Company by any person who, at the actual date of the execution of such Rights Certificate, shall be a proper officer of the Company to sign such Rights
Certificate, although at the date of the execution of this Rights Agreement any such person was not such an officer.
Following the Distribution Date, the
Rights Agent will keep or cause to be kept, at its office at such location or locations as the secretary of the Company shall agree upon from time to time with the Rights Agent, all in compliance with the stock exchange or interdealer quotation system, designated for such purpose, books for registration and transfer of the Rights Certificates issued hereunder. Such books shall show the names and addresses of the respective holders of the Rights Certificates, the number of Rights evidenced on its face by each of the Rights
Certificates and the date of each of the Rights Certificates.

                Section 6.   Transfer, Split Up, Combination and Exchange of
                             -----------------------------------------------
Rights Certificates; Mutilated, Destroyed, Lost or Stolen Rights Certificates.
-----------------------------------------------------------------------------
Subject to the provisions of Section 15
hereof, at any time after the close of
business on the Distribution Date, and at or prior to the close of business on the Expiration Date, any Rights Certificate or
Rights Certificates may be transferred, split up, combined or exchanged for another Rights
Certificate or Rights Certificates, entitling the registered holder to purchase a like number of shares of Common Stock as the Rights Certificate or Rights Certificates surrendered then entitled such holder to purchase. Any registered holder desiring to transfer, split up, combine or exchange any Rights Certificate shall make such request in writing delivered to the Rights Agent, and shall surrender the Rights Certificate or Rights Certificates to be transferred, split up, combined or exchanged at the principal office of the Rights Agent. Thereupon the Rights Agent shall countersign and deliver to the Person entitled thereto a Rights
Certificate or Rights Certificates, as the case may be, as so requested. The Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of Rights
Certificates.

     Upon receipt by the Company and the
Rights Agent of evidence reasonably
satisfactory to them of the loss, theft, destruction or mutilation of a Rights
Certificate and, in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to them, and reimbursement to the Company and the Rights
Agent of all reasonable expenses incidental thereto, and upon surrender to the Rights
Agent and cancellation of the Rights
Certificate if mutilated, the Company will execute and deliver a new Rights Certificate of like tenor to the Rights Agent for countersignature and delivery to the registered owner in lieu of the Rights
Certificates so lost, stolen, destroyed or mutilated.

               Section 7.   Exercise of Rights; Purchase Price;
                            ----------------------------------
Expiration Date of Rights.
-------------------------
     (a) The registered holder of any Rights Certificate may exercise the Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon presentation of the Rights Certificate, with the appropriate form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights Agent, together with payment of the Purchase Price for each share of Common Stock (or such other number of shares or other securities) as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on December 31, 2004 (the "Final Expiration Date"), or (ii) the time at which the Rights are redeemed as provided in Section 24(a) hereof, (iii) the consummation of a transaction contemplated by Section 13(f) hereof or (iv) the time at which the Rights are exchanged as provided in Section 24(c) hereof (such earliest time being herein referred to as the "Expiration Date"). Notwithstanding any other provision of this Agreement, any Person who prior to the Distribution Date becomes and remains a record holder of shares of Common Stock may exercise all of the rights of a registered holder of a Rights Certificate with respect to the Rights associated with such shares of Common Stock in accordance with and subject to the provisions of this Agreement, including the provisions of Section 7(e) hereof, as of the date such Person becomes a record holder of shares of Common Stock.

     (b) The Purchase Price for each share of Common Stock to be purchased pursuant to the exercise of a Right shall be $75.00, shall be subject to adjustment from time to time as provided in Sections 11 and 13 hereof and shall be payable in lawful money of the United States of America in accordance with paragraph (c) below.

     (c) Upon receipt of a Rights Certificate representing exercisable Rights, with the appropriate form of election to purchase duly executed, accompanied by payment of the Purchase Price for the shares (or other securities or property) to be purchased and an amount equal to any applicable transfer tax (as determined by the Rights Agent) in cash, or by certified check or bank draft payable to the order of the Company, the Rights Agent shall, subject to Section 21(k), thereupon promptly,
(i) (A) requisition from any transfer agent of the shares of Common Stock (or make available, if the Rights Agent is the transfer agent) certificates for the number of shares of Common Stock to be purchased, and the Company hereby irrevocably authorizes its transfer agent to comply with all such requests, or (B) if the Company, in its sole discretion, shall have elected to deposit the shares of Common Stock issuable upon exercise of the Rights hereunder into a depositary, requisition from the depositary agent depositary receipts representing such number of shares of Common Stock as are to be purchased (in which case certificates for the shares of Common Stock represented by such receipts shall be deposited by the transfer agent with the depositary agent) and the Company will direct the depositary agent to comply with such request, (ii) when appropriate, requisition from the Company the amount of cash, if any, to be paid in lieu of issuance of fractional shares in accordance with Section 15, (iii) promptly after receipt of such certificates or depositary receipts, cause the same to be delivered to or upon the order of the registered holder of such Rights Certificate, registered in such name or names as may be designated by such holder and (iv) when appropriate, after receipt promptly deliver such cash to or upon the order of the registered holder of such Rights Certificate. In the event that the Company is obligated to issue other securities of the Company, and/or distribute other property pursuant to
Section 11(a), the Company will make all arrangements necessary so that such other securities and/or property are available for distribution by the Rights Agent, if and when appropriate. In addition, in the case of an exercise of the Rights by a holder pursuant to Section 11(a)(ii), the Rights Agent shall return such Rights Certificate to the registered holder thereof after imprinting, stamping or otherwise indicating thereon that the rights represented by such Rights Certificate no longer include the rights provided by Section 11(a)(ii) of the Rights Agreement and if less than all the Rights represented by such Rights Certificate were so exercised, the Rights Agent shall indicate on the Rights Certificate the number of Rights represented thereby which continue to include the rights provided by Section 11(a)(ii).

     (d) In case the registered holder of any Rights Certificate shall exercise (except pursuant to Section 11(a)(ii)) less than all the Rights evidenced thereby, a new Rights Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be issued by the Rights Agent and delivered to the registered holder of such Rights Certificate or to his duly authorized assigns, subject to the provisions of Section 15 hereof.

     (e) Notwithstanding anything in this Agreement to the contrary, if there occurs any of the events set forth in Section 11(a)(ii) or Section 13(a) then any Rights that are or were on or after the earlier of the Distribution Date or the Stock Acquisition Date beneficially owned by an Acquiring Person or any Associate or Affiliate of an Acquiring Person shall become null and void, without any further action, and any holder of such Rights shall thereafter have no rights whatsoever with respect to such Rights, whether under any provision of this Agreement or otherwise.

     (f) Notwithstanding anything in this Agreement to the contrary, neither the Rights Agent nor the Company shall be obligated to undertake any action with respect to a registered holder upon the occurrence of any purported exercise as set forth in this Section 7 unless the certificate contained in the appropriate form of election to purchase set forth on the reverse side of the Rights Certificate surrendered for such exercise shall have been properly completed and duly executed by the registered holder thereof and the Company shall have been provided with such additional evidence of the identity of the Beneficial Owner (or former Beneficial Owner) or Affiliates or Associates thereof as the Company shall reasonably request.

                Section 8.  Cancellation and Destruction of Rights Certificates.
                            ---------------------------------------------------
All Rights Certificates surrendered for
the purpose of exercise, transfer, split up, combination or exchange shall, if surrendered to the Company or any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent, shall be cancelled by it, and no Rights Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Agreement. The Company shall deliver to the Rights Agent for cancellation and retirement, and the Rights Agent shall so cancel and retire, any other Rights
Certificate purchased or acquired by the Company otherwise than upon the exercise thereof. The Rights Agent shall deliver all cancelled Rights Certificates to the Company, or shall, at the written request of the Company, destroy such cancelled Rights
Certificates, and in such case shall deliver a certificate of destruction thereof to the Company.

                Section 9.   Reservation and Availability of Common Stock.
                             --------------------------------------------
The Company covenants and agrees that it will cause to be reserved and kept available out of its authorized and unissued shares of Common Stock, or any authorized and issued shares of Common Stock held in its treasury, the number of shares of Common Stock that will be sufficient to permit the exercise in full of all outstanding Rights and, after the occurrence of an event specified in Sections 11 and 13, shall so reserve and keep available a sufficient number of shares of Common Stock (and/or other securities) which may be required to permit the exercise in full of the Rights pursuant to this Agreement.

     So long as the shares of Common Stock
(and, after the occurrence of an event
specified in Sections 11 and 13, any other securities) issuable upon the exercise of the Rights may be listed on any national securities exchange, the Company shall use its best efforts to cause, from and after such time as the Rights become exercisable, all shares (or other securities) reserved for such issuance to be listed on such exchange upon official notice of issuance upon such exercise.

     The Company covenants and agrees that it will take all such action as may be necessary to ensure that all shares of Common Stock and/or other securities delivered upon exercise of Rights shall, at the time of delivery of the certificates for such shares or other securities (subject to payment of the Purchase Price), be duly and validly authorized and issued and fully paid and nonassessable shares or securities.

     The Company further covenants and agrees that it will pay when due and payable any and all federal and state transfer taxes and charges which may be payable in respect of the issuance or delivery of the Rights
Certificates or of any certificates for
shares of Common Stock and/or other
securities upon the exercise of Rights.  The
Company shall not, however, be required to pay any transfer tax which may be payable in respect of any transfer or delivery of Rights
Certificates to a Person other than, or in respect of the issuance or delivery of the shares of Common Stock and/or other securities in a name other than that of, the registered holder of the Rights Certificates evidencing Rights surrendered for exercise or to issue or deliver any certificates for shares of Common Stock, and/or other securities in a name other than that of the registered holder upon the exercise of any Rights until such tax shall have been paid
(any such tax being payable by the holder of such Rights Certificate at the time of surrender) or until it has been established to the Company's satisfaction that no such tax is due.

     The Company shall use its best efforts
to (i) file, as soon as practicable following the Distribution Date, a registration statement on an appropriate form under the Securities Act of 1933, as amended (the
"Act"), with respect to the securities
purchasable upon exercise of the Rights,
(ii) cause such registration statement to become effective as soon as practicable after such filing, and (iii) cause such registration statement to remain effective
(with a prospectus at all times meeting the requirements of the Act and the rules and regulations thereunder) until the expiration of the Rights. The Company will also take such action as may be appropriate under the blue sky laws of the various states.

              Section 10.    Common Stock Record Date.
                             ------------------------
Each person in whose name any certificate for shares of Common Stock (or other securities) is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the shares of Common Stock (or other securities) represented thereby on, and such certificate shall be dated, the date upon which the Rights Certificate evidencing such Rights was duly presented and payment of the Purchase
Price (and any applicable transfer taxes) was made; provided, however, that if the date of such presentation and payment is a date upon which the Common Stock (or other securities) transfer books of the Company are closed, such Person shall be deemed to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Common
Stock (or other securities) transfer books of the Company are open. Prior to the exercise of the Rights evidenced thereby, the holder of a Rights Certificate, as such, shall not be entitled to any rights of a stockholder of the Company with respect to shares for which the Rights shall be exercisable, including, without limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and shall not be entitled to receive any notice of any proceedings of the Company, except as provided herein.

               Section 11.    Adjustment of Purchase Price, Number and Kind
                              ---------------------------------------------
                              of Shares or Number of Rights.
                              -----------------------------
The Purchase Price, the number of shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this
Section 11.
          (a) (i) In the event the Company shall at any time after the date of this Agreement (A) declare a dividend on the Common Stock payable in shares of Common Stock, (B) subdivide the outstanding Common Stock,
     (C) combine the outstanding Common Stock into a smaller number of shares or (D) issue any shares of its capital stock in a reclassification of the Common Stock (including any such reclassification in connection with a consolidation or merger in which the Company is the continuing or surviving corporation) the Purchase Price in effect at the time of the record date for such dividend or of the effective date of such subdivision, combination or reclassification, and the number and kind of shares of capital stock issuable on such date, shall, except as otherwise provided in this Section 11(a) and in Section 7(e), be proportionately adjusted so that the holder of any Right exercised after such time shall be entitled to receive the aggregate number and kind of shares of capital stock and other securities which, if such Right had been exercised immediately prior to such date and at a time when the Common Stock transfer books of the Company were open, the holder would have owned upon such exercise and been entitled to receive by virtue of such dividend, subdivision, combination or reclassification. If an event occurs which would require an adjustment under both Section
     11(a)(i) and Section 11(a)(ii), the adjustment provided for in this
     Section 11(a)(i) shall be in addition to, and shall be made prior to, any adjustment required pursuant to Section 11(a)(ii).

          (ii) Subject to Section 24(c) of this Agreement, in the event that any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any of its subsidiaries or any entity holding securities of the Company organized, appointed or established by the Company or any of its subsidiaries for or pursuant to the terms of any such plan), alone or together with its Affiliates and Associates, shall become an Acquiring Person (except pursuant to a tender or exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the members of the Board of Directors who are not officers of the Company to be both adequate and otherwise in the best interests of the Company and its shareholders (other than the Person or an Affiliate or Associate thereof on whose behalf the offer is being made) (a "Permitted Offer")), then proper provision shall be made so that each holder of a Right, except as provided in Section 7(e) hereof, shall, for a period of 60 days after the later of the occurrence of any such event and the effective date of an appropriate registration statement pursuant to Section 9, have a right to receive, upon exercise thereof at the then current Purchase
     Price in accordance with the terms of this Agreement such number of shares of Common Stock of the Company as shall equal the result obtained by (x) multiplying the then current Purchase Price by the then number of shares of Common Stock for which a Right is then exercisable and
     (y) dividing that product by 50% of the current market price per one share of Common Stock (determined pursuant to Section 11(d)) on the date of the occurrence of the event set forth in this subparagraph (ii) (such number of shares being referred to as the "number of Adjustment
     Shares"); provided, however, that if the transaction that would otherwise give rise to the foregoing adjustment is also subject to the provisions of Section 13 hereof, then only the provisions of Section 13 hereof shall apply and no adjustment shall be made pursuant to this section 11(a)(ii).

     (iii) In the event that there shall not be sufficient treasury shares or authorized but unissued shares of Common Stock to permit the exercise in full of the Rights in accordance with the foregoing subparagraph (ii) and the Rights become so exercisable, notwithstanding any other provision of this Agreement, to the extent necessary and permitted by applicable law and any agreements in effect on the date hereof to which it is a party, each Right shall thereafter represent the right to receive, upon exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, a number of shares, or units of shares, of (x) Common Stock (up to the maximum number of shares of Common Stock which may permissibly be issued using the allocation procedure specified in the second sentence of Section 11(k)) and (y) preferred stock (or other equity securities) of the Company equal in the aggregate to the number of Adjustment Shares where the Board of Directors of the Company shall have deemed such shares or units, other than the shares of Common Stock, to have at least the same economic value and voting rights as the Common Stock (a "common stock equivalent"); provided, however, if there are unavailable sufficient shares (or fractions of shares) of Common Stock and/or common stock equivalents, then the Company shall take all such action as may be necessary to authorize additional shares of Common Stock or common stock equivalents for issuance upon exercise of the Rights, including the calling of a meeting of shareholders; and provided, further, that the Company shall issue no common stock equivalent upon exercise of the Rights until the Company has first issued all authorized and unreserved shares of Common Stock; and provided, further, that if the Company is unable to cause sufficient shares of Common Stock and/or common stock equivalents to be available for issuance upon exercise in full of the Rights, then each Right shall thereafter represent the right to receive the Adjusted Number of Common Shares upon exercise at the Adjusted Purchase Price (as such terms are hereinafter defined). As used herein, the term "Adjusted Number of Common Shares" shall be equal to that number of shares (or fractions of shares) of Common Stock (and/or shares or units of common stock equivalents) equal to the product of (x) the number of Adjustment Shares and (y) a fraction, the numerator of which is the number of shares of Common Stock (and/or shares or units of common stock equivalents) available for issuance upon exercise of the Rights and the denominator of which is the aggregate number of Adjustment Shares otherwise issuable upon exercise in full of all Rights (assuming there were sufficient shares of Common Stock available) (such fraction being referred to as the "Proration Factor"). The Adjusted Purchase Price shall mean the product of the Purchase Price and the Proration Factor. The Board of Directors may, but shall not be required to, establish procedures to allocate the right to receive Common Stock and common stock equivalents upon exercise of the Rights among holders of Rights.

     (b) If the Company shall fix a record date for the issuance of rights, options or warrants to all holders of Common Stock entitling them (for a period expiring within 45 calendar days after such record date) to subscribe for or purchase Common Stock (or shares having the same or more favorable rights, privileges and preferences as the Common Stock ("equivalent common stock")) or securities convertible into Common Stock or equivalent common stock at a price per share of Common Stock or per share of equivalent common stock (or having a conversion price per share, if a security convertible into Common Stock or equivalent common stock) less than the current market price (as defined in Section 11(d)) per share of Common Stock on such record date, the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the number of shares of Common Stock outstanding on such record date, plus the number of shares of Common Stock which the aggregate offering price of the total number of shares of Common Stock and/or equivalent common stock to be offered
(and/or the aggregate initial conversion price of the convertible securities so to be offered) would purchase at such current market price and the denominator of which shall be the number of shares of Common
Stock outstanding on such record date, plus the number of additional shares of Common Stock and/or equivalent common stock to be offered for subscription or purchase (or into which the convertible securities so to be offered are initially convertible). In case such subscription price may be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be determined reasonably and with good faith to the holders of Rights by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent. Shares of Common Stock owned by or held for the account of the Company shall not be deemed outstanding for the purpose of any such computation. Such adjustment shall be made successively whenever such a record date is fixed; and in the event that such rights or warrants are not so issued, the Purchase Price shall be adjusted to be the Purchase
Price which would then be in effect if such record date had not been fixed.

     (c) If the Company shall fix a record date for the making of a distribution to all holders of Common Stock (including any such distribution made in connection with a consolidation or merger in which the Company is the continuing corporation) of evidences of indebtedness, cash (other than a regular quarterly cash dividend out of the earnings or retained earnings of the Company), assets (other than a dividend payable in Common Stock, but including any dividend payable in stock other than Common Stock) or subscription rights or warrants (excluding those referred to in Section 11(b)), the Purchase Price to be in effect after such record date shall be determined by multiplying the Purchase Price in effect immediately prior to such record date by a fraction, the numerator of which shall be the current market price (as defined in Section 11(d)) per share of Common Stock on such record date, less the fair market value (as determined reasonably and with good faith to the holders of Rights by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent) of the portion of the cash, assets or evidences of indebtedness so to be distributed or of such subscription rights or warrants distributable in respect of one share of Common Stock and the denominator of which shall be the current market price (as defined in Section 11(d)) per share of the Common Stock. Such adjustments shall be made successively whenever such a record date is fixed; and in the event that such distribution is not so made, the Purchase Price shall again be adjusted to be the Purchase Price which would be in effect if such record date had not been fixed.

     (d) For the purpose of any computation hereunder, other than in Section 11(a)(iii), the "current market price" per share of Common Stock on any date shall be deemed to be the average of the daily closing prices per share of such Common Stock for the 30 consecutive Trading Days (as such term is hereinafter defined) immediately prior to such date; provided, however, that in the event that the current per share market price of the Common Stock is determined during a period following the announcement by the issuer of such Common Stock of (A) a dividend or distribution on such Common Stock payable in shares of such Common Stock or securities convertible into shares of such Common Stock or (B) any subdivision, combination or reclassification of such Common Stock, and prior to the expiration of 30 Trading Days after the ex-dividend date for such dividend or distribution, or the record date for such subdivision, combination or reclassification, then, and in each such case, the "current market price" shall be properly adjusted to take into account ex-dividend trading. The closing price for each day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the shares of Common Stock are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq National Market, the Nasdaq Stock Market or such other system then in use, or, if on any such date the shares of Common Stock are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Common Stock selected by the Board of Directors of the Company.
If on any such date no market maker is making a market in the Common
Stock, the fair value of such shares on such date as determined reasonably and with good faith by the Board of Directors of the Company shall be used and shall be binding on the Rights Agent. The term
"Trading Day" shall mean a day on which the principal national securities exchange on which the shares of Common Stock are listed or admitted to trading is open for the transaction of business or, if the shares of Common Stock are not listed or admitted to trading on any national securities exchange, a Business Day. If the Common Stock is not publicly held or not so listed or traded, "current market price" per share shall mean the fair value per share determined reasonably and with good faith to the holders of Rights by the Board of Directors of the Company, whose determination shall be described in a statement filed with the Rights Agent and shall be binding on the Rights Agent.

     (e) Anything herein to the contrary notwithstanding, no adjustment in the Purchase Price shall be required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided, however, that any adjustments which by reason of this Section 11(e) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. All calculations under this
Section 11 shall be made to the nearest cent or to the nearest ten-thousandth of a share of Common Stock or other share, as the case may be. Notwithstanding the first sentence of this Section 11(e), any adjustment required by this Section 11 shall be made no later than the earlier of (i) one year from the date of the transaction which mandates such adjustment or (ii) the Expiration Date.

     (f) If as a result of any provision of Section 11(a), the holder of any Right thereafter exercised shall become entitled to receive any shares of capital stock of the Company other than Common Stock, thereafter the number of such other shares so receivable upon exercise of any Right shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the shares contained in Section 11(a) through (c), inclusive, and the provisions of Sections 7, 9, 10, 13 and 15 hereof with respect to the Common Stock shall apply on like terms to any such other shares.

     (g) All Rights originally issued by the Company subsequent to any adjustment made to the Purchase Price hereunder shall evidence the right to purchase, at the adjusted Purchase Price, the number of shares of Common Stock purchasable from time to time hereunder upon exercise of the Rights, all subject to further adjustment as provided herein.

     (h)  Unless the Company shall have exercised its election as provided in
Section 11(i), upon each adjustment of the Purchase Price as a result of the calculations made in Section 11(b) and (c), each Right outstanding immediately prior to the making of such adjustment shall thereafter evidence the right to purchase, at the adjusted Purchase Price, that number of shares of Common Stock (calculated to the nearest ten-thousandth) obtained by (i) multiplying (x) the number of shares of Common Stock covered by a Right immediately prior to this adjustment by
(y) the Purchase Price in effect immediately prior to such adjustment of the Purchase Price and (ii) dividing the product so obtained by the Purchase Price in effect immediately after such adjustment of the Purchase Price.

     (i) The Company may elect on or after the date of any adjustment of the Purchase Price to adjust the number of Rights, in substitution for any adjustment in the number of shares of Common Stock purchasable upon the exercise of a Right. Each of the Rights outstanding after the adjustment in the number of Rights shall be exercisable for the number of shares of Common Stock for which a Right was exercisable immediately prior to such adjustment. Each Right held of record prior to such adjustment of the number of Rights shall become that number of Rights (calculated to the nearest ten-thousandth) obtained by dividing the Purchase Price in effect immediately prior to adjustment of the Purchase Price by the Purchase Price in effect immediately after adjustment of the Purchase Price. The Company shall make a public announcement of its election to adjust the number of Rights, indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made. This record date may be the date on which the Purchase
Price is adjusted or any day thereafter, but, if the Rights Certificates have been issued, shall be at least 10 days later than the date of the public announcement. If Rights Certificates have been issued, upon each adjustment of the number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed to holders of record of Rights Certificates on such record date Rights Certificates evidencing, subject to Section 15 hereof, the additional
Rights to which such holders shall be entitled as a result of such adjustment, or, at the option of the Company, shall cause to be distributed to such holders of record in substitution and replacement for the Rights Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the Company, new Rights Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment. Rights Certificates so to be distributed shall be issued, executed and countersigned in the manner provided for herein (and may bear, at the option of the Company, the adjusted Purchase Price) and shall be registered in the names of the holders of record of Rights Certificates on the record date specified in the public announcement.

     (j) Irrespective of any adjustment or change in the Purchase Price or the number of shares of Common Stock issuable upon the exercise of the Rights, the Rights Certificates theretofore and thereafter issued may continue to express the Purchase Price per share and the number of shares which were expressed in the initial Rights Certificates issued hereunder.

     (k) Before taking any action that would cause an adjustment reducing the Purchase Price below the then par value, if any, of the shares of Common Stock or other securities issuable upon exercise of the Rights, the Company shall take any corporate action which, in the opinion of its counsel, may be necessary in order that the Company may validly and legally issue fully paid and nonassessable shares of Common Stock or other securities at such adjusted Purchase Price. If upon any exercise of the Rights, a holder is to receive a combination of Common Stock and common stock equivalents, a portion of the consideration paid upon such exercise, equal to at least the then par value of a share of Common
Stock of the Company, shall be allocated as the payment for each share of Common Stock of the Company so received.

     (l) In any case in which this Section 11 shall require that an adjustment in the Purchase Price be made effective as of a record date for a specified event, the Company may elect to defer until the occurrence of such event the issuing to the holder of any Right exercised after such record date the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise over and above the shares of Common Stock and other capital stock or securities of the Company, if any, issuable upon such exercise on the basis of the Purchase Price in effect prior to such adjustment; provided, however, that the Company shall deliver to such holder a due bill or other appropriate instrument evidencing such holder's right to receive such additional shares upon the occurrence of the event requiring such adjustment.

     (m) Anything to the contrary in this Section 11 notwithstanding, the Company shall be entitled to make such reductions in the Purchase Price, in addition to those adjustments expressly required by this Section 11, as and to the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision of the Common Stock, issuance wholly for cash of any shares of Common Stock at less than the current market price, issuance wholly for cash of shares of Common Stock or securities which by their terms are convertible into or exchangeable for shares of Common Stock, stock dividends or issuance of rights, options or warrants referred to hereinabove in this
Section 11, hereafter made by the Company to holders of its Common Stock shall not be taxable to such stockholders.

     (n) The exercise of Rights under Section 11(a)(ii) shall only result in the loss of rights under Section 11(a)(ii) to the extent so exercised and shall not otherwise affect the rights represented by the Rights under this Rights Agreement, including the rights represented by Section 13.

               Section 12.   Certificate of Adjusted Purchase Price or
                             -----------------------------------------
                             Number of Shares.
                             ----------------
Whenever an adjustment is made as provided in Sections 11 and 13 hereof, the Company shall (a) promptly prepare a certificate setting forth such adjustment and a brief statement of the facts accounting for such adjustment, (b) promptly file with the Rights
Agent and with each transfer agent for the Common Stock a copy of such certificate and
(c) mail a brief summary thereof to each holder of Rights in accordance with Section
26 hereof. The Rights Agent shall be fully protected in relying on any such certificate and on any adjustment therein contained and shall not be obligated or responsible for calculating any adjustment nor shall it be deemed to have knowledge of such adjustment unless and until it shall have received such certificate.

              Section 13.    Consolidation, Merger or Sale or Transfer
                             -----------------------------------------
                             of Assets or Earning Power.
                             --------------------------
     (a) In the event that, following the Stock Acquisition Date, directly or indirectly, (w) the Company shall consolidate with, or merge with and into, any other Person, (x) any Person shall consolidate with the Company, or merge with and into the Company and the Company shall be the continuing or surviving corporation of such merger, (y) any subsidiary bank of the Company shall consolidate with, or merge with and into any other Person or any Person shall consolidate with, or merge with and into, any subsidiary bank of the Company (other than, in the case of any transaction described in (w), (x) or (y), a merger or consolidation which would result in all of the Voting Power represented by the securities of the Company or subsidiary bank outstanding immediately prior thereto continuing to represent, directly or indirectly (either by remaining outstanding or by being converted into securities of the surviving entity), all of the Voting Power represented by the securities of the Company, subsidiary bank or such surviving entity outstanding immediately after such merger or consolidation and the holders of such securities not having changed as a result of such merger or consolidation), or (z) the Company shall sell, mortgage or otherwise transfer (or one or more of its subsidiaries shall sell, mortgage or otherwise transfer), in one or more transactions, assets or earnings power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) to any other Person
(other than to the Company or any of its subsidiaries), then, and in each such case, proper provision shall be made so that (i) following the Distribution Date, each holder of a Right (other than as provided in Section 7(e) hereof) shall have the right to receive, upon the exercise thereof at the then current Purchase Price in accordance with the terms of this Agreement, such number of shares of freely tradable Common Stock of the Principal Party (as hereinafter defined), free and clear of liens, rights of call or first refusal, encumbrances or other adverse claims, as shall be equal to the result obtained by (1) multiplying the then current Purchase Price by the number of shares of Common Stock for which a Right is then exercisable and (2) dividing that product by 50% of the current market price per share of the Common Stock of such Principal Party (determined pursuant to Section 11(d) hereof) on the date of consummation of such consolidation, merger, sale or transfer;
(ii) such Principal Party shall thereafter be liable for, and shall assume, by virtue of such consolidation, merger, sale or transfer, all the obligations and duties of the Company pursuant to this Agreement;
(iii) the term "Company" shall thereafter be deemed to refer to such Principal Party, it being specifically intended that the provisions of
Section 11 hereof shall apply to such Principal Party; and (iv) such Principal Party shall take such steps (including, but not limited to, the reservation of a sufficient number of shares of its Common Stock in accordance with Section 9 hereof) in connection with such consummation as may be necessary to assure that the provisions hereof shall thereafter be applicable, as nearly as reasonably may be, in relation to its shares of Common Stock thereafter deliverable upon the exercise of the Rights.

     (b)  "Principal Party" shall mean:
          (i) in the case of any transaction described in (w) or (x) of the first sentence of paragraph (a) of this Section 13, the Person that is the issuer of any securities into which shares of Common Stock of the Company are converted in such merger or consolidation, and if no securities are so issued, the Person that is the other party to the merger or consolidation;

          (ii) in the case of any transaction described in (y) of the first sentence of paragraph (a) of this Section 13, the surviving or resulting Person in such merger or consolidation; and

          (iii) in the case of any transaction described in (z) of the first sentence in paragraph (a) of this Section 13, the Person that is the party receiving the greatest portion of the assets or earning power transferred pursuant to such transaction or transactions;
     provided, however, that in any such case,
     (1) if the Common Stock of such Person is not at such time and has not been continuously over the preceding 12-month period registered under Section 12 of the Exchange Act, and such Person is a direct or indirect subsidiary or Affiliate of one or more other
     Persons, "Principal Party" shall refer to any such other Person the Common Stock of which is and has been so registered, unless the Common Stocks of two or more of such other
     Persons are and have been so registered, in which case "Principal Party" shall refer to whichever of such Persons is the issuer of the Common Stock having the greatest aggregate market value, (2) if the Common
     Stock of such Person is and has not been so registered and such Person is a direct or indirect subsidiary or Affiliate of one or more other Persons, the Common Stocks of none of which are and have been so registered, "Principal Party" shall refer to the senior such Person having outstanding Common Stock, and (3) in case such Person is owned, directly or indirectly, by a joint venture or partnership formed by two or more Persons that are not owned, directly or indirectly, by the same Person, the rules set forth in
     (1) and (2) above shall apply to each of the chains of ownership having an interest in such joint venture or partnership as if such party were a "Subsidiary" of both or all of such joint venturers or partners and the Principal Parties in each such chain shall bear the obligations set forth in this
     Section 13 in the same ratio as their direct or indirect interests in such Person bear to the total of such interests.

     (c) The Company shall not consummate, nor will it permit any subsidiary bank to consummate, any such consolidation, merger, sale or transfer unless prior thereto the Company, the subsidiary bank, if appropriate, and each Principal Party and each other Person who may become a Principal Party as a result of such consolidation, merger, sale or transfer shall have executed and delivered to the Rights Agent a supplemental agreement providing for the terms set forth in paragraphs (a) and (b) of this Section 13 and further providing that, as soon as practicable after the date of any consolidation, merger, sale or transfer of assets mentioned in paragraph (a) of this Section 13, the Principal Party at its own expense will:

         (i) prepare and file a registration statement under the Act with respect to the Rights and the securities purchasable upon exercise of the Rights on an appropriate form, will use its best efforts to cause such registration statement to become effective as soon as practicable after such filing and will use its best efforts to cause such registration statement to remain effective (with a prospectus at all times meeting the requirements of the Act) until the Expiration Date;

         (ii) use its best efforts to qualify or register the Rights and the securities purchasable upon exercise of the Rights under the blue sky laws of such jurisdictions as may be necessary or appropriate; and

         (iii) deliver to holders of the Rights historical financial statements for the Principal Party and each of its Affiliates which comply in all material respects with the requirements for registration on Form 10 under the Exchange Act.

     (d) The provisions of this Section 13 are intended to provide to the holders of Rights a significant continuing equity interest in the business of the Company following the consummation of any transaction of the types described in paragraph (a) of this Section 13, and any attempt by any Acquiring Person or Principal Party to avoid the provisions of this Section 13 or to limit the impact thereof shall not be given any effect.

     (e) The provisions of this Section 13 shall similarly apply to successive mergers or consolidations or sales or other transfers. The Company will cause its subsidiary bank or banks to adhere to the terms and provisions of this Agreement, to the extent applicable to such subsidiary bank. The rights under this Section 13 shall be in addition to the rights to exercise Rights and adjustments under Section 11(a)(ii) and shall survive any exercise thereunder.

     (f) Notwithstanding anything in this Agreement to the contrary, Section 13 shall not be applicable to a transaction described in subparagraphs
(w), (x) and (y) of Section 13(a) if (i) such transaction is consummated with a Person or Persons who acquired shares of Common Stock pursuant to a Permitted Offer (or a wholly owned subsidiary of any such Person or Persons), (ii) the price per share of Common Stock offered in such transaction is not less than the price per share of Common Stock paid to all holders of Common Stock whose shares were purchased pursuant to such Permitted Offer and (iii) the form of consideration being offered to the remaining holders of Common Stock pursuant to such transaction is the same as the form of consideration paid pursuant to such Permitted Offer.
Upon consummation of any such transaction contemplated by this subsection (f), all Rights hereunder shall expire.

               Section 14.    Additional Covenants.
                              --------------------
(a) After the Stock Acquisition Date, the Company covenants and agrees that it shall not (i) consolidate with, (ii) merge with or into, or
(iii) sell or transfer to, in one or more transactions, assets or earning power aggregating more than 50% of the assets or earning power of the Company and its subsidiaries taken as a whole, any other Person if at the time of or after such consolidation, merger or sale there are any charter or by-law provisions or any rights, warrants or other instruments outstanding or any other action taken which would diminish or otherwise eliminate the benefits intended to be afforded by the Rights. The Company shall not consummate any such consolidation, merger or sale unless prior thereto the Company and such other Person shall have executed and delivered to the Rights Agent a supplemental agreement evidencing compliance with this subsection.

     (b) The Company covenants and agrees that, after the Stock Acquisition Date, it will not, except as permitted by Section 24 hereof, take any action the purpose or effect of which is to diminish or otherwise eliminate the benefits intended to be afforded by the Rights.

              Section 15.    Fractional Rights and Fractional Shares.
                             ---------------------------------------
    (a) The Company shall not be required to issue fractions of Rights or to distribute Rights Certificates which evidence fractional Rights. In lieu of such fractional Rights, there shall be paid to the registered holders of the Rights Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in cash equal to the same fraction of the current market value of a whole Right. For the purposes of this Section 15(a), the current market value of a whole Right shall be the closing price per Right of the Rights for the Trading Day immediately prior to the date on which such fractional Rights would have been otherwise issuable. The closing price of the Rights for any day shall be the last sale price, regular way, or, in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock Exchange, as reported in the principal consolidated transaction reporting system with respect to securities listed on the principal national securities exchange on which the Rights are listed or admitted to trading, or if the Rights are not listed or admitted to trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and low asked prices in the over-the-counter market, as reported by the Nasdaq National Market, the Nasdaq Stock Market or such other system then in use or, if on any such date the Rights are not quoted by any such organization, the average of the closing bid and asked prices as furnished by a professional market maker making a market in the Rights selected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the Rights, the fair value of the Rights on such date as determined reasonably and with good faith to the holders of Rights by the Board of Directors of the Company shall be used and shall be binding on the Rights Agent.

     (b) The Company shall not be required to issue fractions of shares of Common Stock upon exercise of the Rights or to distribute certificates which evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock the Company may pay to the registered holders of Right Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of shares of Common Stock. For purposes of this
Section 15(b), the current market value of one share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of such exercise.

     (c) Following the occurrence of one of the transactions or events specified in Section 11 or Section 13 giving rise to the right to receive common stock equivalents (other than Common Stock) or other securities upon the exercise of a Right, the Company shall not be required to issue fractions of shares or units of such common stock equivalents or other securities upon exercise of the Rights or to distribute certificates which evidence fractional shares of such common stock equivalents or other securities. In lieu of fractional shares or units of such common stock equivalents or other securities, the Company may pay to the registered holders of Rights Certificates at the time such Rights are exercised as herein provided an amount in cash equal to the same fraction of the current market value of a share or unit of such common stock equivalent or other securities. For purposes of this
Section 15(c), the current market value shall be determined in the manner set forth in Section 11(d) hereof for the Trading Day immediately prior to the date of such exercise and, if such common stock equivalent is not traded, each such common stock equivalent shall have the value of one share of Common Stock.

     (d) Except as otherwise expressly provided herein, the holder of a Right by the acceptance of the Rights expressly waives his right to receive any fractional Rights or any fractional shares upon exercise of a Right.

              Section 16.    Rights of Action.
                             ----------------
All rights of action in respect of this
Agreement are vested in the respective
registered holders of the Rights Certificates
(and, prior to the Distribution Date, the registered holders of the Common Stock); and any registered holder of any Rights
Certificate (or, prior to the Distribution
Date, of the Common Stock), without the
consent of the Rights Agent or of the holder of any other Rights Certificate (or, prior to the Distribution Date, of the Common Stock), may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding against the Company to enforce, or otherwise act in respect of, his right to exercise the Rights evidenced by such Rights Certificate in the manner provided in such Rights
Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would not have an adequate remedy at law for any breach of this Agreement and shall be entitled to specific performance of the obligations hereunder and injunctive relief against actual or threatened violations of the obligations hereunder of any Person subject to this Agreement.
Holders of Rights shall be entitled to
recover the reasonable costs and expenses, including attorneys' fees, incurred by them in any action to enforce the provisions of this Agreement.

               Section 17.    Agreement of Rights Holders.
                              ---------------------------
Every holder of a Right by accepting the same consents and agrees with the Company and the Rights Agent and with every other holder of a Right that:

    (a) prior to the Distribution Date, the Rights will be transferable only in connection with the transfer of Common Stock;

     (b) after the Distribution Date, the Rights Certificates are transferable only on the registry books of the Rights Agent if surrendered at the principal office of the Rights Agent, duly endorsed or accompanied by a proper instrument of transfer; and

     (c) the Company and the Rights Agent may deem and treat the Person in whose name a Rights Certificate (or, prior to the Distribution Date, the associated Common Stock certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any notations of ownership or writing on the Rights Certificates or the associated Common Stock certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent shall be affected by any notice to the contrary.

     (d) Notwithstanding anything in this Agreement to the contrary, neither the Company nor the Rights Agent shall have any liability to any holder of a Right or other Person as a result of its inability to perform any of its obligations under this Agreement by reason of any preliminary or permanent injunction or other order, decree or ruling issued by a court or by a governmental, regulatory or administrative agency or commission, or any statute, rule, regulation or executive order promulgated or enacted by any governmental authority prohibiting or otherwise restraining performance of the obligation; provided, however, the Company must use its reasonable best efforts to have any order, decree or ruling lifted or otherwise overturned.

              Section 18.   Rights Certificate Holder Not Deemed a Stockholder.
                            --------------------------------------------------
No holder, as such, of any Rights
Certificate shall be entitled to vote,
receive dividends or be deemed for any
purpose the holder of the shares of Common
Stock or any other securities of the Company which may at any time be issuable on the exercise of the Rights represented thereby, nor shall anything contained herein or in any Rights Certificate be construed to confer upon the holder of any Rights Certificate, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in Section
25 hereof), or to receive dividends or
subscription rights, or otherwise, until the Right or Rights evidenced by such Rights
Certificate shall have been exercised in accordance with the provisions thereof.

               Section 19.    Concerning the Rights Agent.
                              ---------------------------
The Company agrees to pay to the Rights
Agent reasonable compensation for all
services rendered by it hereunder and, from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and disbursements and other disbursements incurred in the administration and execution of this Agreement and the exercise and performance of its duties hereunder. The
Company also agrees to indemnify the Rights
Agent for, and to hold it harmless against, any loss, liability, or expense, incurred without negligence, bad faith or willful misconduct on the part of the Rights Agent, for anything done or omitted by the Rights
Agent in connection with the acceptance and administration of this Agreement, including the costs and expenses of defending against any claim of liability arising therefrom, directly or indirectly. The costs and expenses of enforcing this right of indemnification shall also be paid by the Company. The indemnification provided for hereunder shall survive the expiration of the Rights and termination of this Agreement.

     The Rights Agent may conclusively rely
upon and shall be protected and shall incur no liability for or in respect of any action taken, suffered or omitted by it in connection with its administration of this Agreement in reliance upon any Rights
Certificate or certificate for Common Stock or for other securities of the Company, instrument of assignment or transfer, power of attorney, endorsement, affidavit, letter, notice, direction, consent, certificate, statement, or other paper or document believed by it to be genuine and to be signed, executed and, where necessary, verified or acknowledged, by the proper
Person or Persons.

     Notwithstanding anything in this
Agreement to the contrary, in no event shall the Rights Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including but not limited to lost profits), even if the Rights
Agent has been advised of the likelihood of such loss or damage and regardless of the form of the action.

      Section 20.    Merger or Consolidation or Change of Name of Rights Agent.
                     ---------------------------------------------------------
Any corporation into which the Rights
Agent or any successor Rights Agent may be merged or with which it may be consolidated, or any corporation resulting from any merger or consolidation to which the Rights Agent or any successor Rights Agent shall be a party, or any corporation succeeding to the corporate trust business of the Rights Agent or any successor Rights Agent, shall be the successor to the Rights Agent under this Agreement without the execution or filing of any paper or any further act on the part of any of the parties hereto, provided that such corporation would be eligible for appointment as a successor Rights Agent under the provisions of Section 22 hereof. In case at the time such successor Rights Agent shall succeed to the agency created by this Agreement, any of the Rights Certificates shall have been countersigned but not delivered, any such successor Rights Agent may adopt the countersignature of the predecessor Rights Agent and deliver such Rights Certificates so countersigned; and in case at that time any of the Rights
Certificates shall not have been
countersigned, any successor Rights Agent may countersign such Rights Certificates either in the name of the predecessor or in the name of the successor Rights Agent; and in all such cases such Rights Certificates shall have the full force provided in the Rights
Certificates in this Agreement.

     In case at any time the name of the
Rights Agent shall be changed and at such time any of the Rights Certificates shall have been countersigned but not delivered, the Rights Agent may adopt the countersignature under its prior name and deliver Rights Certificates so countersigned;
and in case at that time any of the Rights
Certificates shall not have been
countersigned, the Rights Agent may
countersign such Rights Certificates either in its prior name or in its changed name; and in all such cases such Rights Certificates shall have the full force provided in the Rights Certificates and in this Agreement.

              Section 21.   Duties of Rights Agent.
                            ----------------------
The Rights Agent undertakes the duties and obligations imposed by this Agreement upon the following terms and conditions, and no implied duties or obligations shall be read into this Agreement against the Rights Agent, by all of which the Company and the holders of Rights Certificates, by their acceptance thereof, shall be bound:

     (a) Before the Rights Agent acts or refrains from acting, the Rights Agent may consult with legal counsel selected by it (who may be legal counsel for the Company), and the opinion of such counsel shall be full and complete authorization and protection to the Rights Agent as to any action taken or omitted by it in good faith and in accordance with such opinion.

     (b) Whenever in the performance of its duties under this Agreement the Rights Agent shall deem it necessary or desirable that any fact or matter (including, without limitation, the identity of any Acquiring
Person) be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by the Chairman of the Board, any Vice Chairman of the Board, any President, any Vice President, the Treasurer, any Assistant Treasurer, the Secretary or any Assistant Secretary of the Company and delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

     (c) The Rights Agent shall be liable hereunder only for its own negligence, bad faith or willful misconduct.

     (d) The Rights Agent shall not be liable for or by reason of any of the statements of fact or recitals contained in this Agreement or in the Rights Certificates (except as to the fact that it has countersigned the Rights Certificates) or be required to verify the same, but all such statements and recitals are and shall be deemed to have been made by the Company only.

     (e) The Rights Agent shall not be under any responsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution hereof by the Rights Agent) or in respect of the validity or execution of any Rights Certificate (except its countersignature thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this Agreement or in any Rights Certificate; nor shall it be responsible for any adjustment required under the provisions of Section 11 or 13 hereof or responsible for the manner, method or amount of any such adjustment or the ascertaining of the existence of facts that would require any such adjustment (except with respect to the exercise of Rights evidenced by Rights Certificates after actual notice of any such adjustment); nor shall it be responsible for any determination by the Board of Directors of the Company of the current market value of the Rights or Common Stock pursuant to the provisions of Section 15 hereof; nor shall it by any act hereunder be deemed to make any representation or warranty as to the authorization or reservation of any shares of Common Stock or other securities to be issued pursuant to this Agreement or any Rights Certificate or as to whether any shares of Common Stock or other securities will, when so issued, be validly authorized and issued, fully paid and nonassessable.

     (f) The Company agrees that it will perform, execute, acknowledge and deliver or cause to be performed, executed, acknowledged and delivered all such further and other acts, instruments and assurances as may reasonably be required by the Rights Agent for the carrying out or performing by the Rights Agent of the provisions of this Agreement.

     (g) The Rights Agent is hereby authorized and directed to accept instructions with respect to the performance of its duties hereunder and certificates delivered pursuant to any provision hereof from the Chairman of the Board, any Vice Chairman of the Board, any President, any Vice President, the Secretary, any Assistant Secretary, the Treasurer or any Assistant Treasurer of the Company, and is authorized to apply to such officers for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instruction of any such officer or for any delay in acting while waiting for those instructions. Any application by the Rights Agent for written instructions from the Company may, at the option of the Rights Agent, set forth in writing any action proposed to be taken or omitted by the Rights Agent under this Agreement and the date on or after which such action shall be taken or such omission shall be effective. The Rights Agent shall not be liable for any action taken by, or omission of, the Rights Agent in accordance with a proposal included in any such application on or after the date specified in such application (which date shall not be less than ten Business Days after the date any officer of the Company actually receives such application, unless any such officer shall have consented in writing to an earlier date) unless, prior to taking any such action (or the effective date in the case of an omission), the Rights Agent shall have received written instructions in response to such application subject to the proposed action or omission and/or specifying the action to take, taken or omitted.

      (h) The Rights Agent and any stockholder, director, officer or employee of the Rights Agent may buy, sell or deal in any of the Rights or other securities of the Company or become pecuniarily interested in any transaction in which the Company may be interested, or contract with or lend money to the Company or otherwise act as fully and freely as though it were not Rights Agent under this Agreement. Nothing herein shall preclude the Rights Agent from acting in any other capacity for the Company or for any other legal entity.

     (i) The Rights Agent may execute and exercise any of the rights or powers hereby vested in it or perform any duty hereunder either itself or by or through its attorneys or agents, and the Rights Agent shall not be answerable or accountable for any act, omission, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company or to the holders of the Rights resulting from any such act, omission, default, neglect or misconduct, provided reasonable care was exercised in the selection and continued employment thereof.

     (j) No provision of this Agreement shall require the Rights Agent to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder or in the exercise of its rights if there shall be reasonable grounds for believing that repayment of such funds or adequate indemnification against such risk or liability is not reasonably assured to it.

     (k) If, with respect to any Rights Certificate surrendered to the Rights Agent for exercise or transfer, the certificate attached to the form of assignment or form of election to purchase, as the case may be, has either not been completed or indicates an affirmative response to clause 1 and/or 2 thereof, the Rights Agent shall not take any further action with respect to such requested exercise of transfer without first consulting with the Company.

     (l) The Rights Agent shall not be required to take notice or be deemed to have any notice of any fact, event or determination (including, without limitation, any dates or events defined in this Agreement or the designation of any Person as an Acquiring Person, Affiliate or
Associate) under this Agreement unless and until the Rights Agent shall be specifically notified in writing by the Company of such fact, event or determination.
              Section 22.   Change of Rights Agent.
                            ----------------------
The Rights Agent or any successor Rights
Agent may resign and be discharged from its duties under this Agreement upon 30 days' notice in writing mailed to the Company and to each transfer agent of the Common Stock by registered or certified mail, and, upon appointment of any successor Rights Agent, at the expense of the Company, to holders of the Rights by the United States mail or other form of notice, including, but not limited to, electronic mail, posting on the Company's website or inclusion in any report or notice filed by the Company under the Exchange Act.
The Company may remove the Rights Agent or any successor Rights Agent upon 30 days' notice in writing, mailed to the Rights Agent or successor Rights Agent, as the case may be, and to each transfer agent of the Common
Stock by registered or certified mail, and, upon appointment of any Successor Rights
Agent, to the holders of the Rights by the United States mail or other form of notice, including, but not limited to, electronic mail, posting on the Company's website or inclusion in any report or notice filed by the Company under the Exchange Act. If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the Company shall appoint a successor to the Rights Agent. If the Company shall fail to make such appointment within a period of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or incapacity by the resigning or incapacitated Rights Agent or by the holder of a Right (who shall, with such notice, submit his Rights Certificate (if any) for inspection by the Company), then the registered holder of any Rights may apply to any court of competent jurisdiction for the appointment of a new Rights Agent. Any successor Rights Agent, whether appointed by the Company or by such a court, shall be
(a) a corporation organized and doing
business under the laws of the United States or of any state of the United States so long as such corporation is authorized to do business as a banking institution in such state, in good standing, which is authorized under such laws to exercise corporate trust powers and is subject to supervision or examination by federal or state authority and which has at the time of its appointment as Rights Agent a combined capital and surplus of at least $50,000,000 or (b) an affiliate of a corporation described in clause (a) of this sentence. After appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver and transfer to the successor Rights
Agent any property at the time held by it hereunder, and execute and deliver any further assurance, conveyance, act or deed necessary for the purpose. Not later than the effective date of any such appointment the Company shall file notice thereof in writing with the predecessor Rights Agent and each transfer agent of the Common Stock, and mail a notice thereof in writing to the registered holders of the Rights. Failure to give any notice provided for in this Section
22, however, or any defect therein, shall not affect the legality or validity of the resignation or removal of the Rights Agent or the appointment of the successor Rights
Agent, as the case may be.

              Section 23.   Issuance of New Rights Certificates.
                            -----------------------------------
Notwithstanding any of the provisions of this Agreement or of the Rights to the contrary, the Company may, at its option, issue new Rights Certificates evidencing
Rights in such form as may be approved by its Board of Directors to reflect any adjustment or change in the Purchase Price per share and the number or kind or class of shares or other securities or property purchasable under the Rights Certificates made in accordance with the provisions of this Agreement. In addition, in connection with the issuance or sale of shares of Common
Stock following the Distribution Date and prior to the redemption or expiration of the Rights, the Company (a) shall, with respect to shares of Common Stock so issued or sold pursuant to the exercise of stock options or otherwise under any employee plan or arrangement, which plan or arrangement is existing as of the Distribution Date, or upon the exercise, conversion or exchange of any other securities issued by the Company on or prior to the Distribution Date, and (b) may, in any other case, if deemed necessary or appropriate by the Board of Directors of the Company, issue Rights Certificates representing the appropriate number of Rights in connection with such issuance or sale;
provided, however, that (i) no such Rights
Certificates shall be issued if, and to the extent that, the Company shall be advised by counsel that such issuance would create a significant risk of material adverse tax consequences to the Company or the Person to whom such Rights Certificates would be issued, and (ii) no such Rights Certificates shall be issued if, and to the extent that appropriate adjustment shall otherwise have been made in lieu of the issuance thereof.

                Section 24.   Redemption, Termination and Exchange.
                              ------------------------------------
        (a) (i)   The Board of Directors of the Company may, at its option, at any time prior to the earlier of (x) the time that any person becomes an Acquiring Person without the prior consent of the Company or (y) 5:00 P.M., San Francisco, California time, on the Final Expiration Date, redeem all but not less than all of the then outstanding Rights at a redemption price of $.001 per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption Price").

            (ii) In addition, and notwithstanding
     the provisions of Section 24(a)(i), the Board of Directors of the Company may redeem all but not less than all of the then outstanding
     Rights at the Redemption Price following the occurrence of a Stock Acquisition Date but prior to any event described in Section
     13(a), either (x) following the occurrence of an event set forth in, and the expiration of any period during which the holder of Rights may exercise the rights under, Section
     11(a)(ii) if and for as long as the Acquiring
     Person is not thereafter the Beneficial Owner of securities representing 10% or more of the outstanding shares of the Voting Power, and at the time of redemption there are no other persons who are Acquiring Persons or (y) in connection with any event specified in
     Section 13(a) not involving an Acquiring
     Person or an Affiliate or Associate of an Acquiring Person or any other Person in which such Acquiring Person, Affiliate or Associate has any interest, or any other Person acting directly or indirectly on behalf of or in association with any such Acquiring Person, Affiliate or Associate.

    (b) In the case of a redemption permitted under Section 24(a)(i), immediately upon the action of the Board of Directors of the Company ordering the redemption of the Rights and without any further action and without any notice, the right to exercise the Rights will terminate and the only right thereafter of the holders of Rights shall be to receive the Redemption Price. In the case of a redemption permitted only under
Section 24(a)(ii), the right to exercise the Rights will terminate and represent only the right to receive the Redemption Price only after the giving of notice of such redemption to the holder of such Rights if no event set forth in Section 11(a)(ii) shall have occurred, upon the later of ten Business Days following the giving of such notice or the expiration of any period during which the rights under Section 11(a)(ii) may be exercised. After the action of the Board of Directors ordering any such redemption of the Rights, the Company shall promptly give notice of such redemption to the Rights Agent and the holders of the then outstanding Rights by mailing such notice to the Rights Agent and to all such holders at their last addresses as they appear upon the registry books of the Rights Agent or, prior to the Distribution Date, on the registry books of the Transfer Agent for the Common Stock. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of redemption will state the method by which the payment of the Redemption Price will be made.

       In the case of a redemption permitted
under Section 24(a)(i) or (ii), the Company may, at its option, discharge all of its obligations with respect to the Rights by (i) issuing a press release announcing the manner of redemption of the Rights and (ii) mailing payment of the Redemption Price to the registered holders of the Rights at their last addresses as they appear on the registry books of the Rights Agent, or, prior to the Distribution Date, on the registry books of the Transfer Agent of the Common Stock, and upon such action, all outstanding Rights
Certificates shall be null and void without any further action by the Company.

          (c) (i) Subject to the limitations of applicable law, the Board of Directors of the Company may, at its option, at any time after any Person becomes an Acquiring Person, exchange all or part of the then outstanding and exercisable
      Rights (which shall not include Rights that have become void pursuant to the provisions of Section 7(e) hereof) for (A) shares of Common Stock at an exchange ratio of one share of Common Stock per Right, appropriately adjusted to reflect any stock split, stock dividend or similar transaction occurring after the date hereof (the
      "Exchange Shares") or (B) Substitute
      Consideration (as that term is defined
      below).  The Board of Directors may
      determine, in its sole discretion, whether to deliver Exchange Shares or Substitute
      Consideration.  Notwithstanding the
      foregoing, the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the Company, any subsidiary of the Company, any employee benefit plan of the Company or any such subsidiary, or any entity holding Common
      Stock for or pursuant to the terms of any such plan), together with all Affiliates and Associates of such Person, becomes the Beneficial Owner of 50% or more of the Common
      Stock then outstanding.

         (ii) In the event the Board of Directors shall determine to deliver Substitute
     Consideration in exchange for Rights, the Company shall (1) determine the value of the Exchange Shares (the "Exchange Value"), and
     (2) with respect to each Right to be
     exchanged, make adequate provision to
     substitute for Exchange Shares the following
     (the "Substitute Consideration"): (v) cash,
     (w) Common Stock or common stock equivalents
     (as that term is defined in Section
     11(a)(iii) hereof), (x) debt securities of the Company, (y) other assets, or (z) any combination of the foregoing, having an aggregate value equal to the Exchange Value, where such aggregate value has been determined by the Board of Directors of the Company based upon the advice of a nationally recognized investment banking firm selected by the Board of Directors of the Company.
     For purposes of this Section 24(c), the value of a share of Common Stock shall be the current market price (as determined pursuant to Section 11(d) hereof) per share of Common
     Stock on the day that is the later of (x) the first occurrence of an event described in
     Section 11(a)(ii) hereof and (y) the date on which the Company's right of redemption pursuant to Section 24(a) expires; and the value of any common stock equivalent shall be deemed to have the same value as the Common
     Stock on such date.

         (iii)  Immediately upon the action of
     the Board of Directors of the Company
     ordering the exchange of any Rights pursuant to this Section 24(c), and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive Exchange
     Shares or Substitute Consideration for each Right exchanged by such holder. The Company shall promptly give public notice of any such exchange; provided, however, that the failure to give, or any defect in, such notice shall not affect the validity of such exchange.
     The Company promptly shall mail a notice of any such exchange to all of the holders of such Rights at their last addresses as they appear upon the registry books of the Rights
     Agent. Any notice which is mailed in the manner herein provided shall be deemed given, whether or not the holder receives the notice. Each such notice of exchange will state the method by which the exchange of Common Stock for Rights will be effected and, in the event of any partial exchange, the number of Rights which will be exchanged.
     Any partial exchange shall be effected pro rata based on the number of Rights (other than Rights which have become void pursuant to the provisions of Section 7(e) hereof) held by each holder of Rights.

        (iv) In the event that there shall not
     be sufficient shares of Common Stock issued but not outstanding or authorized but unissued to permit any exchange of Rights as contemplated in accordance with this
     Section 24(c), the Company shall take all such action as may be necessary to authorize additional shares of Common Stock for issuance upon exchange of the Rights.

        (v)  The Company shall not be required
     to issue fractions of shares of Common Stock or to distribute certificates which evidence fractional shares of Common Stock. In lieu of such fractional shares of Common Stock, the Company shall pay to the registered holders of the Rights Certificates with regard to which such fractional shares of Common Stock would otherwise be issuable an amount in cash equal to the same fraction of the current market value of a whole share of Common Stock. For the purposes of this
     Section 24(c)(v), the current market value of a whole share of Common Stock shall be the closing price of a share of Common Stock (as determined pursuant to Section 11(d) hereof) for the Trading Day immediately prior to the date of exchange pursuant to this
     Section 24(c).

               Section 25.   Notice of Certain Events.
                             ------------------------
In case the Company shall propose (a) to pay any dividend payable in stock of any class to the holders of Common Stock or to make any other distribution to the holders of Common Stock (other than a regular quarterly cash dividend out of earnings or retained earnings of the Company) or (b) to offer to the holders of Common Stock rights or warrants to subscribe for or to purchase any additional shares of Common Stock or shares of stock of any class or any other securities, rights or options, or (c) to effect any reclassification of its Common
Stock (other than a reclassification
involving only the subdivision of outstanding shares of Common Stock), or (d) to effect any consolidation or merger into or with, or to effect any sale or other transfer (or to permit one or more of its subsidiaries to effect any sale or other transfer), in one or more transactions, of more than 50% of the assets or earning power of the Company and its subsidiaries (taken as a whole) to, any other Person, or (e) to effect the liquidation, dissolution or winding up of the Company, then, in each such case, the Company shall give to each holder of a Rights
Certificate, in accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, distribution of rights or warrants, or the date on which such reclassification, consolidation, merger, sale, transfer, liquidation, dissolution, or winding up is to take place and the date of participation therein by the holders of the shares of Common Stock, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (a) or (b) above at least 20 days prior to the record date for determining holders of the shares of Common Stock for purposes of such action, and in the case of any such other action, at least 20 days prior to the date of the taking of such proposed action or the date of participation therein by the holders of the shares of Common Stock whichever shall be the earlier.

     In case any of the events set forth in
Section 11(a)(ii) or 13(a) of this Agreement shall occur, then, in any such case, the Company or the Principal Party, as the case may be, shall as soon as practicable thereafter give to each holder of a Rights
Certificate, in accordance with Section 26 hereof, a notice of the occurrence of such event, which shall specify the event and the consequences of the event to holders of Rights under Section 11(a)(ii) or 13(a) hereof, as the case may be.

     The failure to give notice required by
this Section 25 or any defect therein shall not affect the legality or validity of the action taken by the Company or the vote upon any such action.

               Section 26.    Notices.
                              -------
Notices or demands authorized by this
Agreement to be given or made by the Rights
Agent or by the holder of any Rights
Certificate to or on the Company shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed until another address is filed in writing with the Rights Agent) as follows:
               Westamerica Bancorporation
               1108 Fifth Avenue
               San Rafael, California 94901
               Attention:  David L. Payne
               Chairman of the Board,
               President and Chief Executive
               Officer

Subject to the provisions of Section 22, any notice or demand authorized by this Agreement to be given or made by the Company or by the holder of any Rights Certificate to or on the Rights Agent shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed (until another address is filed in writing with the Company) as follows:

               Harris Trust and Savings Bank
               601 S. Figueroa Street
               Los Angeles, California 90017
               Attention:  John Castellanos
                           Assistant Vice President

Subject to the provisions of Section 22, notices or demands authorized by this Agreement to be given or made by the Company or the Rights Agent to the holder of any Rights Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the registry books of the Company.

              Section 27.   Supplements and Amendments.
                            --------------------------
The Company and the Rights Agent may from time to time supplement or amend this Agreement without approval of any holders of Right Certificates in order (i) to cure any ambiguity, (ii) to correct or supplement any provision contained herein which may be defective or inconsistent with any other provisions herein, (iii) prior to the Distribution Date, to change or supplement the provisions hereunder which the Company may deem necessary or desirable or
(iv) following the Distribution Date, to change or supplement the provisions hereunder in any manner which the Company may deem necessary or desirable and which shall not adversely affect the interests of the holders of Rights Certificates. Upon the delivery of a certificate from an appropriate officer of the Company which states that the proposed supplement or amendment is in compliance with the terms of this Section 27, the Rights
Agent shall execute such supplement or
amendment, at the expense of the Company, unless the Rights Agent shall have determined in good faith that such supplement or amendment would adversely affect its interests under this Agreement. Prior to the Distribution Date, the interests of the holders of Rights shall be deemed coincident with the interests of the holders of Common
Stock.  Notwithstanding anything in this
Agreement to the contrary, no supplement or amendment that changes the rights and duties of the Rights Agent under this Agreement will be effective against the Rights Agent without the execution of such supplement or amendment by the Rights Agent.

       Section 28.   Determination and Actions by the Board of Directors, etc.
                     ---------------------------------------------------------
For all purposes of this Agreement, any
calculation of the number of shares of Common
Stock outstanding at any particular time, including for purposes of determining the particular percentage of such outstanding shares of Common Stock or any other securities of which any Person is the Beneficial Owner, shall be made in accordance with the last sentence of Rule 13d-3(d)(1)(i) of the General Rules and Regulations under the Exchange Act as in effect on the date of this Agreement. The Board of Directors of the Company shall have the exclusive power and authority to administer this Agreement and to exercise all rights and powers specifically granted to the Board of Directors, or the Company, or as may be necessary or advisable in the administration of this Agreement, including, without limitation, the right and power to (i) interpret the provisions of this Agreement, and (ii) make all determinations deemed necessary or advisable for the administration of this Agreement (including a determination to redeem or not redeem the Rights or to amend this Agreement). All such actions, calculations, interpretations and determinations (including, for purposes of clause (y) below, all omissions with respect to the foregoing) which are done or made by the Board in good faith, shall (x) be final, conclusive and binding on the Company, the Rights Agent, the holders of the Rights
Certificates and all other parties, and (y) not subject the Board to any liability to the holders of the Rights Certificates.

               Section 29.    Successors.
                              -----------
All the covenants and provisions of this Agreement by or for the benefit of the Company or the Rights Agent shall bind and inure to the benefit of their respective successors and assigns hereunder.

              Section 30.   Benefits of this Agreement.
                            --------------------------
Nothing in this Agreement shall be
construed to give to any person or
corporation other than the Company, the
Rights Agent and the registered holders of the Rights Certificates (and, prior to the Distribution Date, the Common Stock) any legal or equitable right, remedy or claim under this Agreement; but this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Rights Certificates
(and, prior to the Distribution Date, the Common Stock).

               Section 31.    Severability.
                              ------------
If any term, provision, covenant or
restriction of this Agreement is held by a court of competent jurisdiction or other authority to be invalid, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

               Section 32.    Governing Law.
                              -------------
This Agreement, each Right and each Rights
Certificate issued hereunder shall be deemed to be a contract made under the laws of the State of California and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and to be performed entirely within such State.

                Section 33.    Counterparts.
                               ------------
This Agreement may be executed in any
number of counterparts and each of such
counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute but one and the same instrument.

               Section 34.    Descriptive Headings.
                              --------------------
Descriptive headings of the several
Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

     IN WITNESS WHEREOF, the parties hereto
have caused this Agreement to be duly
executed and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.

Attest:                        WESTAMERICA BANCORPORATION


          [Seal]

_______________________________      By______________________________
Name:  Jennifer J. Finger            Name:  David L. Payne
Title: Senior Vice President &              Chairman of the Board, President &
       Chief Financial Officer              Chief Executive Officer


Attest:                        HARRIS TRUST AND SAVINGS BANK,
                               as Rights Agent

          [Seal]

______________________________       By______________________________
Name:                                Name:  Michael Goedecke
Title:                               Title: Vice President


                                    Exhibit A


                      [Form of Rights Certificate]


Certificate No R-                           _____________ Rights

          NOT EXERCISABLE AFTER DECEMBER 31,
          2004 OR EARLIER IF NOTICE OF
          REDEMPTION IS GIVEN. THE RIGHTS ARE
          SUBJECT TO REDEMPTION, AT THE
          OPTION OF THE COMPANY, AT $.001 PER
          RIGHT ON THE TERMS SET FORTH IN THE
          RIGHTS AGREEMENT.  [THE RIGHTS
          REPRESENTED BY THIS RIGHTS
          CERTIFICATE WERE ISSUED TO A PERSON
          WHO WAS AN ACQUIRING PERSON OR AN
          AFFILIATE OR AN ASSOCIATE OF AN
          ACQUIRING PERSON, AS SUCH TERMS ARE
          DEFINED IN THE RIGHTS AGREEMENT.
          THIS RIGHTS CERTIFICATE AND THE
          RIGHTS REPRESENTED HEREBY
          MAY BECOME VOID UNDER THE
          CIRCUMSTANCES SPECIFIED IN SECTION
          7(e) OF THE RIGHTS AGREEMENT.]*

                           Rights Certificate

                       Westamerica Bancorporation


     This certifies that
____________________________, or registered
assigns, is the registered owner of the
number of ____ Rights set forth above, each of which entitles the owner ____________ thereof, subject to the terms, provisions and conditions of the Amended and Restated
Shareholder Rights Agreement dated as of November 19, 1999 (the "Rights Agreement") between Westamerica Bancorporation, a
California corporation (the "Company"), and
Harris Trust and Savings Bank, an Illinois corporation (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 p.m.
(San Francisco, California time) on
December 31, 2004 at the office of the Rights
Agent designated for such purpose, one fully paid, nonassessable share of Common Stock
(the "Common Stock") of the Company, at a purchase price of $75.00 per share (the
"Purchase Price"), upon presentation and surrender of this Rights Certificate with the appropriate Form of Election to Purchase and Certificate duly executed. The number of Rights evidenced by this Rights Certificate
(and the number of shares which may be
purchased upon exercise thereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of November [19], 1999, based on the Common
Stock as constituted at such date.

        *   The portion of the legend in brackets
            shall be inserted only if applicable.

     As provided in the Rights Agreement, the Purchase Price and the number of shares of Common Stock or other securities which may be purchased upon the exercise of the Rights evidenced by this Rights Certificate are subject to modification and adjustment upon the happening of certain events.

     This Rights Certificate is subject to
all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorporated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Rights Certificates.
Copies of the Rights Agreement are on file at the principal office of the Company and are also available upon written request to the Company.

     This Rights Certificate, with or without other Rights Certificates, upon surrender at the office of the Rights Agent designated for such purpose, may be exchanged for another
Rights Certificate or Rights Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of shares of Common Stock as the Rights evidenced by the Rights
Certificate or Rights Certificates
surrendered shall have entitled such holder to purchase. If this Rights Certificate shall be exercised (other than pursuant to Section 11(a)(ii) of the Rights Agreement) in part, the holder shall be entitled to receive upon surrender hereof another Rights
Certificate or Rights Certificates for the number of whole Rights not exercised. If this Rights Certificate shall be exercised in whole or in part pursuant to Section
11(a)(ii) of the Rights Agreement, the holder shall be entitled to receive this Rights
Certificate duly marked to indicate that such exercise has occurred as set forth in the Rights Agreement.

     Subject to the provisions of the Rights
Agreement, the Rights evidenced by this
Certificate may be redeemed by the Company at its option at a redemption price of $.001 per Right. Subject to the provisions of the Rights Agreement, the Company, at its option, may elect to mail payment of the redemption price to the registered holder of the Right at the time of redemption, in which event this certificate may become void without any further action by the Company.

     The Company is not obligated to issue
fractional shares of Common Stock upon the exercise of any Right or Rights evidenced hereby, but in lieu thereof a cash payment may be made, as provided in the Rights
Agreement.

     No holder of this Rights Certificate, as such, shall be entitled to vote or receive dividends or be deemed for any purpose the holder of shares of Common Stock or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights
Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a shareholder of the Company or any right to vote for the election of directors or upon any matter submitted to shareholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting shareholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Rights Certificate shall have been exercised as provided in the Rights
Agreement.

     This Rights Certificate shall not be
valid or obligatory for any purpose until it shall have been countersigned by the Rights
Agent.

     WITNESS the facsimile signature of the
proper officers of the Company and its
corporate seal.  Dated as of _________, 20__.

Attest:                        WESTAMERICA BANCORPORATION


          [Seal]

______________________________       By______________________________
Name:   Jennifer J. Finger           Name:  David L. Payne
Title:  Senior Vice President &      Title: Chairman of the Board, President &
        Chief Financial Officer             Chief Executive Officer


Countersigned:

HARRIS TRUST AND SAVINGS
BANK,
as Rights Agent


______________________________
     Authorized Signature


              [Form of Reverse Side of Rights Certificate]

                           FORM OF ASSIGNMENT
                           ------------------

               (To be executed by the registered holder if such holder desires to transfer the Rights Certificate.)


FOR VALUE RECEIVED _______________________________ hereby sells, assigns and transfers unto______________________________________________
                           (Please print name and address of transferee)

this Rights Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint
Attorney, to transfer the within Rights Certificate on the books of the within-named Company, with full power of substitution.


Dated: ____________ , 20____ .


                                             ____________________
                                             Signature


Signature Guaranteed:



                               CERTIFICATE
                               -----------

     The undersigned hereby certifies by
checking the appropriate boxes that:

     (1)  the Rights evidenced by this Rights
Certificate [ ] are [ ] are not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

     (2)  after due inquiry and to the best
knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring
Person or an Affiliate or Associate of an Acquiring Person.

Dated: ____________ , 20____ .



                                              _______________________
                                              Signature



                                 NOTICE
                                 ------

     The signature to the foregoing
Assignment must correspond to the name as written upon the face of this Rights
Certificate in every particular, without alteration or enlargement or any change whatsoever.

                      FORM OF ELECTION TO PURCHASE
                      ----------------------------

                  (To be executed if holder desires to
               exercise the Rights Certificate pursuant to
               Section 11(a)(ii) of the Rights Agreement.)


To  WESTAMERICA BANCORPORATION:

     The undersigned hereby irrevocably
elects to exercise __________ Rights
represented by this Rights Certificate to purchase the shares of Common Stock (or such other securities of the Company) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:

_______________________________________________________________
   (Please insert social security or other identifying number)

________________________________________________________________
                     (Please print name and address)
________________________________________________________________



     The Rights Certificate indicating the
balance, if any, of such Rights which may still be exercised pursuant to Section
11(a)(ii) of the Rights Agreement shall be returned to the undersigned unless such Person requests that the Rights Certificate be registered in the name of and delivered to:

__________________________________________________________________
Please insert social security or other
identifying number (complete only if Rights
Certificate is to be registered in a name other than the undersigned)

___________________________________________________________________
                     (Please print name and address)
___________________________________________________________________


     Dated:____________ , 20 ____.


                                              _______________________
                                              Signature


Signature Guaranteed:


          CERTIFICATE
          -----------

     The undersigned hereby certifies by
checking the appropriate boxes that:

     (1)  the Rights evidenced by this Rights
Certificate [ ] are [ ] are not being
exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights
Agreement);

     (2)  this Rights Certificate [ ] is [ ]
is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

     (3)  after due inquiry and to the best
knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring
Person or an Affiliate or Associate of an Acquiring Person.

Dated:__________ , 20____.


                                              _______________________
                                              Signature




                                 NOTICE
                                 ------

     The signature to the foregoing Election
to Purchase must correspond to the name as written upon the face of this Rights
Certificate in every particular, without alteration or enlargement or any change whatsoever.

                      FORM OF ELECTION TO PURCHASE
                      ----------------------------

                  (To be executed if holder desires to
               exercise the Rights Certificate pursuant to
               Section 11(a)(ii) of the Rights Agreement.)


To  WESTAMERICA BANCORPORATION:

     The undersigned hereby irrevocably
elects to exercise __________ Rights
represented by this Rights Certificate to purchase the shares of Common Stock (or such other securities of the Company) issuable upon the exercise of the Rights and requests that certificates for such shares be issued in the name of:

____________________________________________________________________
    (Please insert social security or other identifying number)

_____________________________________________________________________
                     (Please print name and address)
_____________________________________________________________________




     The Rights Certificate indicating the
balance, if any, of such Rights which may still be exercised pursuant to Section
11(a)(ii) of the Rights Agreement shall be returned to the undersigned unless such Person requests that the Rights Certificate be registered in the name of and delivered to:

_____________________________________________________________________
Please insert social security or other identifying number (complete only if Rights Certificate is to be registered in a name other than the undersigned)

_____________________________________________________________________
                     (Please print name and address)
_____________________________________________________________________




     Dated: ____________ , 20 ____.


                                              _________________________
                                              Signature

Signature Guaranteed:


          CERTIFICATE
          -----------

     The undersigned hereby certifies by
checking the appropriate boxes that:

     (1)  the Rights evidenced by this Rights
Certificate [ ] are [ ] are not being
exercised by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined pursuant to the Rights
Agreement);

     (2)  this Rights Certificate [ ] is [ ]
is not being sold, assigned and transferred by or on behalf of a Person who is or was an Acquiring Person or an Affiliate or Associate of any such Acquiring Person (as such terms are defined in the Rights Agreement); and

     (3)  after due inquiry and to the best
knowledge of the undersigned, it [ ] did [ ] did not acquire the Rights evidenced by this Rights Certificate from any Person who is, was or subsequently became an Acquiring
Person or an Affiliate or Associate of an Acquiring Person.

Dated: ____________  , 20____ .


                                              _______________________
                                              Signature


                                 NOTICE
                                 ------

     The signature to the foregoing Election
to Purchase must correspond to the name as written upon the face of this Rights
Certificate in every particular, without alteration or enlargement or any change whatsoever.


                                    Exhibit B


                 AMENDED AND RESTATED SUMMARY OF RIGHTS
                        TO PURCHASE COMMON STOCK


     As a precaution to ensure that it
continues to be able to take appropriate action to protect the interests of Westamerica Bancorporation ("Westamerica" or
"Company") and its shareholders,
Westamerica's Board of Directors approved the amendment of its existing Shareholder Rights
Plan on October 28, 1999, to become effective on November 19, 1999, to update the existing plan and extend its maturity until December 31, 2004. The new amended plan is very similar in purpose and effect to the plan as it existed prior to amendment. It would help the Board to maximize shareholder value in the event of a change of control of Westamerica and otherwise to resist actions that the Board considers likely to injure
Westamerica or its shareholders.

     Integral to the plan is a Rights
dividend payable on shares of Westamerica's
Common Stock.  On December 18, 1986, the
Board of Directors of Westamerica declared a dividend distribution of one Right for each outstanding share of common stock, no par value (the "Common Stock"), of the Company to shareholders of record at the close of business on January 20, 1987 (the "Record
Date").

     The Rights Agreement, which provides the description and terms of the Rights, was amended and restated on September 28, 1989 and on May 25, 1992 the then current Rights
Agent, Chemical Trust Company of California, replaced the original Rights Agent. On
March 23, 1995, the Company and Chemical
Trust Company of California as Rights Agent, again amended and restated the Rights
Agreement (the "1995 Rights Agreement").  On
November 19, 1999, the then existing rights agent, ChaseMellon Shareholder Services, LLC
(successor in interest to Chemical Trust
Company of California) was replaced by the current Rights Agent, Harris Trust and
Savings Bank, and the 1995 Rights Agreement was amended and restated (referred to herein, as amended and restated, as the "1999 Rights
Agreement").  A summary of the 1999 Rights
Agreement is set forth below.

     Except as set forth below, each Right,
when exercisable, entitles the registered holder to purchase from the Company one share of Common Stock, at a price of $75.00 per share (the "Purchase Price"), subject to adjustment. The Rights are not exercisable until the Distribution Date (as defined below).

     The Rights are currently attached to all Common Stock certificates representing shares outstanding, and no separate Right
Certificates will be distributed until the earlier to occur of (i) a public announcement that, without the prior consent of the Company, a Person or group of affiliated or associated Persons (an "Acquiring Person") has acquired, or obtained the right to acquire, beneficial ownership of securities having 10% or more of the voting power of all outstanding voting securities of the Company, or (ii) ten days (unless such date is extended by the Board of Directors) following the commencement of (or a public announcement of an intention to make) a tender offer or exchange offer which would result in any Person or group of related Persons becoming an Acquiring Person (the earlier of such dates being called the "Distribution Date").
Until the Distribution Date the Rights will be evidenced, with respect to any of the Common Stock certificates outstanding as of the Record Date, by such Common Stock certificate together with this Amended and Restated Summary of Rights. The 1999 Rights
Agreement provides that, until the
Distribution Date, the Rights will be
transferred with and only with Common Stock certificates.

     From as soon as practicable after the
Record Date and until the Distribution Date
(or earlier redemption or expiration of the Rights), new Common Stock certificates issued after the Record Date upon transfer or new issuance of the Common Stock will contain a notation referring to the associated Rights.
Until the Distribution Date (or earlier
redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Stock outstanding as of the Record
Date (with or without this Amended and
Restated Summary of Rights attached) will also constitute the transfer of the Rights associated with the Common Stock represented by such certificate. As soon as practicable following the Distribution Date, Westamerica will issue certificates evidencing the Rights
("Rights Certificates"), and the Rights will become exercisable and separately tradable.

     The Rights will expire on the earliest
of (i) December 31, 2004, (ii) consummation of a merger transaction with a Person or group who acquired Common Stock pursuant to a Permitted Offer (as defined below), and is offering in the merger the same price per share and form of consideration paid in the Permitted Offer, or (iii) redemption of the Rights by the Company as described below.

     The Purchase Price payable, and the
number of shares of the Common Stock or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of the Common Stock, (ii) upon the grant to holders of the Common Stock of certain rights or warrants to subscribe for Common Stock, certain convertible securities or securities having the same or more favorable rights, privileges and preferences as the Common Stock at less than the current market price of the Common Stock or (iii) upon the distribution to holders of the Common Stock of evidences of indebtedness or assets (excluding regular quarterly cash dividends out of earnings or retained earnings and dividends payable in Common
Stock) or of subscription rights or warrants
(other than those referred to above).

     In the event that, after the first date
of public announcement by the Company or an Acquiring Person that an Acquiring Person has become such, (i) the Company is acquired in a merger or other business combination transaction in which the Common Stock is exchanged or changed, (ii) any bank subsidiary of the Company is involved in a merger or other business combination transaction or (iii) 50% or more of its assets or earning power are sold (in one transaction or a series of transactions), proper provision shall be made so that each holder of a Right (other than such Acquiring
Person) shall thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the surviving or resulting Person in the merger or business combination transaction or the Person acquiring the greatest portion of the assets, as appropriate, or, in either case, its publicly traded parent company or affiliate, which at the time of such transaction would have a market value of two times the exercise price of the Right (such right being called the "Merger Right").

     In the event that a Person becomes the
beneficial owner of securities having 10% or more of the voting power of all then outstanding voting securities of the Company
(unless pursuant to a tender offer or
exchange offer for all outstanding shares of Common Stock at a price and on terms determined by at least a majority of the members of the Board of Directors who are not officers of the Company to be both adequate and otherwise in the best interests of the Company and its shareholders (a "Permitted
Offer")), proper provision shall be made so that each holder of a Right will for a 60-day period thereafter have the right to receive upon exercise that number of shares of Common
Stock having a market value of two times the exercise price of the Right, to the extent available, and then (after all authorized and unreserved shares of Common Stock have been issued) a common stock equivalent (such as Preferred Stock or another equity security with at least the same economic value as the Common Stock) having a market value of two times the exercise price of the Right, with Common Stock to the extent available being issued first (such right being called the "Subscription Right"). The holder of a Right will continue to have the Merger Right whether or not such holder exercises the Subscription Right. Upon the occurrence of any of the events giving rise to the exercisability of the Merger Right or the Subscription Right, any Rights that are or were at any time after the Distribution Date owned by an Acquiring Person shall immediately become null and void.

     With certain exceptions, no adjustments
in the Purchase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractions of shares will be issued and, in lieu thereof, an adjustment in cash will be made based on the market price of the Common
Stock on the last trading date prior to the date of exercise.

     At any time prior to the earlier to
occur of (i) a Person becoming an Acquiring
Person or (ii) the expiration of the Rights, the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"), which redemption shall be effective upon the action of the Board of Directors. Additionally, the Company may thereafter redeem the then outstanding Rights in whole, but not in part, at the Redemption Price (i) provided that such redemption is incidental to a merger or other business combination transaction or series of transactions involving the Company but not involving an Acquiring Person or certain related Persons or (ii) following an event giving rise to, and the expiration of the exercise period for, the Subscription
Right if and for as long as an Acquiring
Person beneficially owns securities
representing less than 10% of the voting power of the Company's voting securities and at the time of redemption there are no other persons who are Acquiring Persons. The redemption of Rights described in the preceding sentence shall be effective only as of such time when the Subscription Right is not exercisable, and in any event, only after 10 Business Days' prior notice.

     Subject to applicable law, the Board of
Directors, at its option, may at any time after a Person becomes an Acquiring Person
(but not after the acquisition by such Person of 50% or more of the outstanding Common
Stock), exchange all or part of the then outstanding and exercisable rights (except for Rights which have become void) for shares of Common Stock equivalent to one share of Common Stock per Right or, alternatively, for substitute consideration consisting of cash, securities of the Company or other assets (or any combination thereof).

     Fractional shares of Common Stock will
be issuable; however, the Company may elect to distribute depositary receipts in lieu of such fractional shares. In lieu of fractional shares an adjustment in cash may be made based on the market price of the Common Stock on the last trading date prior to the date of exercise.

     Until a Right is exercised, the holder
thereof, as such, will have no rights as a shareholder of the Company, including, without limitation, the right to vote or to receive dividends.

     A copy of the 1999 Rights Agreement has
been filed with the Securities and Exchange
Commission as an Exhibit to a Form 8-A/A
Amendment to a Registration Statement on Form
8-A. A copy of the 1999 Rights Agreement is available free of charge from the Company.
This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the 1999
Rights Agreement, which is incorporated
herein by reference.